EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

EXHIBIT 10.2B

HSBC BANK MIDDLE EAST LIMITED – UAE BRANCH
GENERAL TERMS AND CONDITIONS
APPLICABLE TO CORPORATE BANKING CREDIT FACILITIES
Updated as of 1 November 2025.

These general terms and conditions (hereinafter the "**Terms and Conditions**") shall apply to each Facility (as defined below) made available to a Customer (as defined below) pursuant to a Facility Offer Letter (as defined below) unless expressly excluded in a Facility Offer Letter. These Terms and Conditions shall be read in conjunction with the provisions of the relevant Facility Offer Letter and, where applicable, the Standard Trade Terms (as defined below).

Contents

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

1 **Definitions and Interpretation**

1.1 Unless otherwise indicated, capitalised terms used herein shall have the meaning ascribed to them in the Facility Offer Letter. In these Terms and Conditions:

Account means each account that the Customer holds with the Bank from time to time.

AED or **dirham** denote the lawful currency of the United Arab Emirates.

Alternative Currency means such currency, other than the Facility Currency, in which the Bank may agree to provide some or all of the Facilities from time to time.

Aggregate Limit has the meaning ascribed to it in the Facility Offer Letter.

Authorisation means an authorization, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

Authority means any judicial, regulatory, public or government agency authority, Tax Authority, securities or futures exchange, or law enforcement body having jurisdiction over any member of the HSBC Group, or any agents thereof.

Availability Period means, in respect of a Facility, the period defined as such in the relevant section of the Facility Offer Letter.

Bank means HSBC Bank Middle East Limited acting through its branches in the Country.

Banking Day has the meaning ascribed to it in the applicable RFR Schedule.

Base Rate means, in relation to any utilisation in sterling, the Bank of England's Bank Rate as published by the Bank of England from time to time, provided that if such rate is less than zero, it shall be deemed to be zero.

Break Costs means (other than in respect of a Facility for which the Reference Rate is an Overnight Rate) the amount (if any) by which: (a) the interest (excluding the Margin) which the Bank should have received for the period from the date of receipt of all or any part of a Loan to the last day of the current Interest Period in respect of that Loan, had the principal amount been paid on the last day of that Interest Period; exceeds (b) the amount which the Bank would be able to obtain by placing an amount equal to the principal amount received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

Business Day means:

a. for the purpose of ascertaining the Fixing Date for EIBOR, a day on which banks are generally open for business in Dubai;
b. for the purpose of ascertaining the Fixing Date for EURIBOR, a TARGET Day;
c. for the purpose of ascertaining the Fixing Date for TIBOR, a day other than a Saturday or Sunday on which banks are open for general business in Tokyo;
d. for the purpose of a Loan for which the Reference Rate is an Overnight Rate, in relation to the determination of the first day or the last day of an Interest Period or otherwise in relation to the determination of the length of such an Interest Period, a Banking Day relating to that Loan;
e. in relation to payments (other than payments in euro), a day on which commercial banks and FX markets are generally open for business in the principal financial centre for the currency of such payment;
f. in relation to payments in euro, a TARGET Day; and
g. in relation to notices or other communications, a day on which commercial banks and FX markets are open for general business in the country of the recipient of such notice or other communication.

Central Bank Rate means:

a. for a Facility in USD, the "Central Bank Rate" as specified in the Overnight SOFR Schedule or the Term SOFR Schedule, as applicable to the Facility Offer Letter;
b. for a Facility in GBP, the "Bank of England Bank Rate" as specified in the Overnight SONIA Schedule or the Term SONIA Schedule, as applicable to the Facility Offer Letter;
c. for a Facility in EUR, the "European Central Bank Rate" as specified in the Facility Offer Letter;
d. for a Facility in CHF, the "Central Bank Rate" as specified in the Overnight SARON Schedule to the Facility Offer Letter; and
e. for a Facility in JPY, the Central Bank Rate" as specified in the Overnight TONAR Schedule or the TORF Schedule, as applicable to the Facility Offer Letter.

CHF or **Swiss Franc** denote the lawful currency of the Swiss Confederation.

Compliance Obligations means the obligations of any member of the HSBC Group to comply with: (a) any Laws or international guidance and internal policies or procedures; (b) any valid demand from an Authority or reporting, regulatory trade reporting, disclosure or other obligations under any Law and (c) Laws requiring the Bank to verify the identity of its Customers.

Confidential Information means any non-public information relating to the Customer.

Contingent Facility means each Facility for which the Bank, pursuant to the Facility Documents, has the right to require cash collateral.

Controlling Persons shall have the meaning as defined under local or foreign tax laws, regulatory guidance or intergovernmental agreements or intergovernmental cooperation agreements.

Country means the United Arab Emirates.

Credit Limit has the meaning set out in the Facility Offer Letter.

Customer means the entity to whom the Bank offered to make available a Facility as indicated in the Facility Offer Letter.

Customer Information means Personal Data, Confidential Information and/or Tax Information.

Default Interest Rate means, in respect of any Facility:

a. the interest rate stipulated in the relevant section of the Facility Offer Letter to be applicable to any sum due, but unpaid, to the Bank under the Facility Documents, as shall be calculated by the Bank on a daily basis for the period in which such sum remains unpaid and which shall be payable by the Customer on demand; or
b. if no such interest rate is stipulated in the Facility Offer Letter, the rate stipulated in the then current Tariff and Charges.

Dispute means any dispute arising out of or in connection with a Facility or any of the Facility Documents, including any dispute relating to the existence, validity or termination of the Facility Documents (or any part thereof) or any non-contractual rights or obligations arising from or in connection with the Facility Documents.

Drawdown means a utilisation of all or any part of a Facility, including the issuance of a Documentary Credit or an Instrument (both as defined in the Standard Trade Terms).

ECB Rate means in relation to any utilisation in EUR the fixed rate for the main refinancing operations of the European Central Bank, or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank, each as published by the European Central Bank from time to time provided that if in either case such rate is less than zero, it shall be deemed to be zero.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: +٩٧١ ٤٤٢ ٣٥١٦٨
الموقع الإلكتروني: www.hsbc.ae

EIBOR means, in relation to any Facility denominated in AED, the applicable Screen Rate as of the Specified Time on the relevant Fixing Date and for a period equal in length to the Interest Period of that Drawdown.

Entity Status Information means any information relating to a corporate entity, including but not limited to, its '**Substantial Owners**' or '**Controlling Persons**' (as appropriate), its place of organisation, tax residence status, forms W9, W8-BEN-E as appropriate and if applicable, a 'self-certification' form (as defined under local law, under an intergovernmental agreement with the United States of America or another Tax Authority) or other documentation as may be required to establish the entity's status.

EURIBOR means, in relation to any Facility denominated in EUR, the applicable Screen Rate as of the Specified Time on the relevant Fixing Date and for a period equal in length to the Interest Period of that Drawdown.

EUR or **euro** denote the single currency of each member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

Facility Documents means the Facility Offer Letter, these Terms and Conditions, the Security Agreements, the Standard Trade Terms and the related documents referred to therein and any other documents designated as such by the Bank.

Facility means each corporate banking credit facility listed in the Facility Offer Letter.

Facility Currency means the currency for a Facility stipulated in the Facility Offer Letter.

Facility Currency Equivalent means, in respect of any amount denominated in an Alternative Currency, such amount in the Facility Currency as shall be calculated by reference to the Bank's then current spot rate of exchange for the sale of the relevant currency of denomination against the Facility Currency.

Facility Offer Letter means the facility offer letter entered into between the Bank and the Customer containing, among other things, the details of each Facility and incorporating these Terms and Conditions as amended, restated, varied or supplemented from time to time.

Financial Crime means money laundering, terrorist financing, bribery, corruption, tax evasion, fraud, evasion of Sanctions, and/or violations, or attempts to circumvent or violate any Laws or regulations relating to these matters.

Final Repayment Date means, in respect of a Term Loan Facility or a Revolving Loan Facility, the date defined as such in the relevant section of the Facility Offer Letter.

Financial Crime Risk Management Activity has the meaning set out in clause **24.1** below.

Financial Information means any financial or other documentation or information relating to the Customer or any Account including but not limited to account names, numbers and references, values, gains, losses, credits, withdrawals, balances, transfers and associated instructions from time to time.

Fixing Date means:

a. for Facilities other than Overdraft Facilities, 2 (two) Business Days prior to (i) the relevant Drawdown date and (ii) the first day of each Interest Period thereafter; and

b. for Overdraft Facilities, 2 (two) Business Days prior to the first day of each Interest Period.

FX means foreign exchange.

FX Contract means a FX Flexi-Forward Contract, a FX Forward Contract or a FX Spot Contract.

FX Flexi-Forward Contract means an over-the-counter FX cash-settled transaction entered into with the Bank for the purchase or sale of a specified amount of one currency for another at an agreed price for settlement at any time within a specified time period in the future (with a tenor not exceeding one year from its trade date and a settlement time period not exceeding three months).

FX Forward Contract means an over-the-counter FX cash-settled transaction entered into with the Bank for the purchase or sale of a specified amount of one currency for another at an agreed price for settlement on a specified date in the future (with a tenor not exceeding one year from its trade date).

FX Spot Contract means an over-the-counter FX cash-settled transaction entered into with the Bank for the purchase or sale of a specified amount of one currency for another at the current exchange rate for immediate settlement.

GBP and **sterling** denote the lawful currency of the United Kingdom.

HSBC Group means HSBC Holdings plc, its affiliates, direct and indirect subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches and "**member of the HSBC Group**" shall be construed accordingly.

Indebtedness means any indebtedness for or in respect of the issuance of any bonds, any moneys borrowed or any debit balances at any bank or financial institution including any obligation (whether incurred as principal or surety) for the payment or repayment of moneys, whether present or future, actual or contingent.

Information means Personal Data and Tax Information.

Insolvent means, in relation to a person, any of the following:

a. it is unable or admits inability to pay its debts as they fall due;

b. it is deemed, or is declared, to be unable to pay its debts under any applicable Laws;

c. it suspends or threatens to suspend making payments on any of its debts;

d. by reason of actual or anticipated financial difficulties, it commences negotiations with one or more of its creditors with a view to rescheduling any of its Indebtedness;

e. a resolution is passed for its voluntary winding up;

f. a court order is issued against it declaring its bankruptcy or insolvency, or otherwise notifies the Bank that it is subject to any form of bankruptcy or insolvency proceedings;

g. a petition for a bankruptcy order (or any equivalent) is presented against it;

h. any corporate action, legal proceedings or other procedure or step is taken in relation to the suspension of payments, a moratorium of any Indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) in respect of it; or

i. any court appoints a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer over it or any of its assets, or any analogous procedure or step is taken in any jurisdiction.

Interest Period means:

a. for a Facility (including any Term Loan Facility and any Revolving Loan Facility) other than an Overdraft Facility or a Trade Finance Facility, the period as specified in the applicable Facility Offer Letter and, to the extent applicable, further defined in the applicable Term Loan Agreement and/or the applicable Revolving Loan Agreement;

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

b. for an Overdraft Facility, each calendar month beginning on and including the first day of the month; and
c. for a Trade Finance Facility, each period for which interest accrues in accordance with the Standard Trade Terms.

JPY and **Japanese yen**, denote the lawful currency of Japan.

Law means any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court and the term regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation, including those of the Country.

Loan means a loan made or to be made under a Facility or the principal amount outstanding for the time being of that loan.

Loss means any claims, charges, costs (including, but not limited to, any legal or other professional costs), damages, debts, expenses, Taxes, liabilities, and any other payments or losses of any kind (including, but not limited to, any currency or exchange loss), obligations, allegations, suits, actions, demands, causes of action, proceedings or judgments of any kind however calculated or caused, and whether direct or indirect, consequential or incidental.

Margin has the meaning ascribed to it in the Facility Offer Letter.

Material Adverse Effect means an event which could reasonably be expected to have a material adverse effect on:

a. the business, operations, property, condition (financial or otherwise) or prospects of the Customer; or
b. the ability of the Customer or, where applicable, a guarantor, to perform its obligations under the Facility Documents; or
c. the validity or enforceability of, or the effectiveness or ranking of any Security granted or purporting to be granted pursuant to any of, the Facility Documents or the rights or remedies of the Bank under any of the Facility Documents.

Mid-Point Fed Funds Target Rate means, in relation to any utilisation in dollars for any day, (a) the short-term interest rate target set by the U.S. Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or (b) if that target is not a single figure, the arithmetic mean of: (i) the upper bound of the short-term interest rate target range set by the U.S. Federal Open Market Committee and published by the Federal Reserve Bank of New York; and (ii) the lower bound of that target range provided that if in either case such rate is less than zero, it shall be deemed to be zero.

Overnight Rate has the meaning given to it in the Overnight SOFR Schedule, the Overnight SONIA Schedule, the Overnight SARON Schedule and the Overnight TONAR Schedule, as applicable.

Personal Data means any information concerning an individual or an entity and allowing the identification of that individual or entity, including potentially sensitive personal data.

Reference Rate means the rate applicable to a Facility as set out in the Facility Offer Letter.

Review means the review by the Bank of the terms and conditions of the Facilities and the Facility Documents carried out in accordance with Clause 10 (*Review*) of these Terms and Conditions.

Review Fee means the fee payable by the Customer to the Bank pursuant to clause **10** (*Review*) below.

Revolving Loan Agreement means the agreement executed between the Bank and the Customer setting out the term and conditions pursuant to which the Bank is available to provide the Revolving Loan Facility to the Customer.

Revolving Loan Facility means any Facility defined as such in the Facility Offer Letter and whose terms and conditions are set forth in the Revolving Loan Agreement.

RFR Schedule means:

a. in relation to Facilities denominated in USD: the Overnight SOFR Schedule and the Term SOFR Schedule;
b. in relation to Facilities denominated in GBP: the Overnight SONIA Schedule and the Term SONIA Schedule;
c. in relation to Facilities denominated in Swiss Francs: the Overnight SARON Schedule;
d. in relation to Facilities dnominated in JPY: the Overnight TONAR Schedule or the TORF Schedule;

in each case as applicable to the Facility Offer Letter.

Sanctions means the sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by any of the Sanctions Authorities.

Sanctions Authorities means the United States Department of the Treasury's Office of Foreign Assets Control, the United States Department of State, the United Nations Security Council, the European Union, His Majesty's Treasury, the Hong Kong Monetary Authority, the United Arab Emirates, or other relevant sanctions authorities.

SARON Screen Rate has the meaning ascribed to it in the Overnight SARON Schedule to the Facility Offer Letter.

Screen Rate means:

a. in relation to EIBOR, the Emirates interbank offered rate administered by the Central Bank of the United Arab Emirates (or any other person which takes over the administration of that rate) for dirhams and the relevant period displayed on www.centralbank.ae (or any replacement Central Bank of United Arab Emirates page which displays that rate or on the appropriate page of such other information service which publishes that rate from time to time in place of the Central Bank of the United Arab Emirates);
b. in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for a period equal to the Interest Period, as displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or on the appropriate page of such information service which publishes that rate from time to time in place of Thomson Reuters. If such page ceases to be available, the Bank (after consultation with the Customer) may specify another page or service displaying the appropriate rate;
c. in relation to TIBOR, the Tokyo interbank offered rate administered by Ippan Shadan Hojin JBA TIBOR Administration (or any other person which takes over the administration of that rate) for a period equal to the Interest Period, as displayed on the appropriate page of the Thomson Reuters screen and designated as Japanese Yen TIBOR provided that if the screen page is replaced, not available or such service ceases to be available, the Bank may specify another page or service displaying the appropriate rate.

Security means any mortgage, charge, pledge, lien or other security interest securing any obligation of the Customer or any other agreement or arrangement having a similar effect provided by a person as security for the Customer's obligations pursuant to the Facility Documents including the security granted pursuant to any Security Agreements and any collateral provided pursuant to clause **9.2** below.

Security Agreement means each of the documents listed under section "*Security/Collateral*" of the Facility Offer Letter.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: +٩٧١ ٤٤٢ ٣٥١٦٨
الموقع الإلكتروني: www.hsbc.ae

Services means (without limitation) (a) the opening and maintaining of the Accounts, (b) the provision of credit facilities and other banking products and services to the Customer, including securities dealing, investment advisory, broker, agency, custodian, clearing or technology procuring services, and (c) the maintenance of the Bank's overall relationship with the Customer, including marketing or promoting the Services or other financial services or related products to the Customer.
SNB Policy Rate has the meaning ascribed to the term "Central Bank Rate" in the Overnight SARON Schedule.
SOFR Screen Rate has the meaning ascribed to it in the Overnight SOFR Schedule.
SONIA Screen Rate has the meaning ascribed to it in the Overnight SONIA Schedule.
Specified Time means:

a. in relation to EIBOR, 12:00 pm Dubai time, on the relevant Fixing Date;
b. in relation to EURIBOR, 11:00 am Brussels time, on the relevant Fixing Date;
c. in relation to TIBOR, 11:00 am Tokyo time, on the relevant Fixing Date.

Standard Trade Terms means:

a. the Bank's standard trade product terms (as amended from time to time) a copy of which has been or will be provided by the Bank to the Customer or which can be accessed, read and printed by the Customer available at http://www.gbm.hsbc.com/gtrfstt; or (as the case may be);
b. those Bank standard trade product terms and conditions set out in the applicable "Trade Financing General Agreement" executed or to be executed between the Customer and the Bank before the Customer can utilise any Trade Finance Facility availed under the Facility Offer Letter.

Substantial Owner shall have the meaning as defined under local or foreign tax laws, regulatory guidance or intergovernmental agreements or intergovernmental cooperation agreements
Sub-Limit means, in relation to a Facility, the "Sub-Limit" for such Facility as set out in the Facility Offer Letter.
TARGET2 means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.
TARGET Day means any day on which TARGET2 is open for the settlement of payments in EUR.
Tariff and Charges means the document named "*Corporate Tariff and Charges*" from time to time applicable and available at the Bank's corporate branches, or for download from the Website.
Tax means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature, or any other deduction, withholding or retention of a similar nature (including any penalty, or interest and additions payable in connection with any failure to pay or any delay in paying any of the same) that is imposed by any government or other Tax Authority in respect of any payment under any Facility other than any stamp tax.
Tax Authority means any domestic or foreign tax, revenue, fiscal or monetary authority.
Tax Information means:

a. in respect of an individual customer, any documentation or information relating to an individual, an individual's identity or tax status including but not limited to an individual's name(s), residential address(es), age, date of birth, place of birth, nationality, citizenship, tax residence, domicile for tax purposes, tax identification number (if appropriate) personal and marital status, and shall include where applicable Forms W9 and W8-BEN, as issued by the Internal Revenue Service of the United States of America as amended, supplemented or substituted from time to time, or a self-certification form as defined under local or foreign laws, regulatory guidance, intergovernmental agreements or intergovernmental cooperation agreements; or
b. in respect of a customer that is an entity, any documentation or information for the entity or the entity's individual beneficial owner, "*Substantial Owners*" or "Controlling Persons" relating, directly or indirectly, to (i) Entity Status Information; or (ii) an individual or an individual's identity or tax status (where such individual is a "*Controlling Person*", "*Substantial Owner*" or beneficial owner of a designated account), including but not limited to such individual's name(s), residential address(es), age, date of birth, place of birth, nationality, citizenship, tax residence, domicile for tax purposes, tax identification number (if appropriate) personal and marital status and (where applicable) Forms W9 and W8-BEN, maintain, disclose and report tax and account specific Financial Information to any local or foreign tax or fiscal authority.

Terms and Conditions means these "*General Terms and Conditions Applicable to Corporate Banking Credit Facilities*" (together with any relevant Appendices) as they are amended, restated, varied, supplemented, novated, superseded or otherwise changed in accordance with Clause 21 (*Amendments and Termination*) below.
Term Loan Agreement means the agreement executed between the Bank and the Customer setting out the terms and conditions pursuant to which the Bank is available to provide the Term Loan Facility to the Customer.
Term Loan Facility means any Facility defined as such in the Facility Offer Letter and whose terms and conditions are set forth in the Facility Offer Letter (including its annexes) and the relevant Term Loan Agreement.
Term SOFR Reference Rate has the meaning ascribed to it in the Term SOFR Schedule.
Term SOFR Screen Rate has the meaning ascribed to it in the Term SOFR Schedule.
Term SONIA Rate has the meaning ascribed to it in the Term SONIA Schedule.
Term SONIA Screen Rate has the meaning ascribed to it in the Term SONIA Schedule.
TIBOR means, in relation to any Facility denominated in JPY, the applicable Screen Rate as of the Specified Time on the relevant Fixing Date and for a period equal in length to the Interest Period of that Drawdown.
TONAR Screen Rate has the meaning ascribed to it in the Overnight TONAR Schedule.
TORF Reference Rate has the meaning ascribed to it in the TORF Schedule.
TORF Screen Rate has the meaning ascribed to it in the TORF Schedule.
Trade Finance Facility means a Facility which is subject to the Standard Trade Terms and designated as such in the Facility Offer Letter.
USD and **dollars** denote the lawful currency of the United States of America.
Website means the Bank's website located at www.business.hsbc.ae.

1.2 **Interpretation**:

a. All references to dates and times shall be to the Gregorian calendar and the time of the Country, respectively.
b. Any reference to a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month (and any reference to "months" shall be construed accordingly) provided however that, if a period starts on the last Business Day in a calendar

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

month and there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that calendar month.

c. Any reference to a person or persons means any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality).

d. Unless otherwise specified, any reference to a clause is a reference to a clause within these Terms and Conditions.

e. References to the singular include the plural and vice versa.

f. In the event of any conflict between these Terms and Conditions and any special terms and conditions set out in the Facility Offer Letter, or any other related agreement thereto, then those other terms and conditions shall prevail.

g. Any references to "includes" or "including" shall be a reference to includes or including without limitation.

h. Any references to a central bank rate shall include any successor rate to, or replacement for, that rate.

i. Any references to a page or screen of an information service displaying a rate shall include:

   i. any replacement of that information service which displays that rate; and

   ii. the appropriate page of such other information service which publishes that rate from time to time in place of that information service,

   and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Bank after consultation with the Customer.

1.3 Notwithstanding any applicable Law, a person (other than a member of the HSBC Group) who is not a party to the Facility Documents has no right to enforce or enjoy the benefit of any term of the Facility Documents.

1.4 The headings used in these Terms and Conditions are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting these Terms and Conditions

2 Uncommitted Facilities, Drawdown request, on-demand repayment

2.1 The Customer may submit a Drawdown request for a Facility only upon the Bank confirming that it has received all of the documents and other evidence listed in the Facility Documents, each in form and substance satisfactory to the Bank.

2.2 Without prejudice to clause **2.3** below, a Drawdown request is irrevocable and shall be considered as duly submitted if:

a. the proposed Drawdown date for the Facility is a Business Day within the Availability Period (where applicable);

b. the amounts already utilized under a Facility together with the amount of the proposed Drawdown do not cause the Aggregate Limit, or a Credit Limit, or a Sub-Limit to be exceeded; and

c. the requested Drawdown is in the Facility Currency, or if the Bank has provided its prior written consent to an Alternative Currency for a specific Drawdown, in that Alternative Currency.

2.3 The Customer expressly acknowledges and agrees that:

a. unless otherwise indicated in a Facility Document, all Facilities (other than Term Loan Facilities and Revolving Loan Facilities) shall be deemed uncommitted and repayable on-demand. As a consequence, the Bank may in its sole and absolute discretion:

   i. accept or reject a Drawdown request;

   ii. cancel or reduce all or any of the unutilized Facilities;

   iii. demand immediate repayment in full or in part of any amounts outstanding in respect of such Facilities at any time after the Customer has become insolvent or has breached any provisions of any Facility Document,

   iv. upon the expiry of 30 days' notice having been given by the Bank, demand repayment in full or in part of any amounts outstanding in respect of such Facilities; and/or

   v. demand that a cash deposit be placed with the Bank by the Customer as full collateral to cover all contingent or unmatured liabilities of the Customer to the Bank hereunder (as determined by the Bank).

b. without prejudice to the rights of the Bank in clause 2.3 (a) above, if the Customer fails to deposit the cash collateral of the Bank pursuant to clause 2.3 (a)(v) within 10 Business Days of the request being made, the Bank shall have the right, by notice to the Customer, to apply the commission pricing set out in the Tariff and Charges in respect of the applicable Trade Finance Facility (and Instruments issued under the same) irrespective of any other commission amounts detailed in the Facility Offer Letter, which shall be payable by the Customer in accordance with the Tariff and Charges.

2.4 The Customer further acknowledges and agrees that, by submitting a Drawdown request, the Customer confirms that the representations and warranties listed in clause **4** (*Representations and Warranties*) below are true and accurate and will remain so as at the Drawdown date.

3 Purpose

The Customer shall apply all amounts borrowed under a Facility towards the purpose stipulated for such Facility in the Facility Offer Letter (and subject to the relevant laws of the Country, the Bank is not bound to monitor or verify the application of any amount borrowed pursuant to the Facilities).

4 Representations and warranties

4.1 By countersigning the Facility Documents, the Customer represents and warrants to the Bank, on the date of the Facility Documents and on the dates set out in clause **4.2** below, that:

a. it is a corporation duly organized or incorporated, registered and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such Laws, in good standing;

b. it has the power to enter into, deliver and perform and has taken all necessary actions for its entry into, delivery and performance of the Facility Documents and any other documentation relating to the Facility Documents to which it is a party and the obligations expressed to be assumed by it under the Facility Documents and any other documentation relating to the Facility Documents to which it is a party constitute legal, valid, binding and enforceable obligations on it in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

generally and, subject as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a judicial or arbitral proceeding);

c. the entry into, delivery and performance by it of the transactions contemplated by the Facility Documents do not and will not violate or conflict with (i) any Law applicable to it; (ii) any provision of its constitutional documents; (iii) any order or judgemnt of any court or other agency of government applicable to it, or any of its assets; or (iv) any agreement or instrument binding upon it or its assets;

d. all Authorisations required or desirable:
   i. to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Facility Documents;
   ii. for the conduct of its business, trade and ordinary activities; and
   iii. to make the Facility Documents admissible in evidence in its jurisdiction of incorporation,

   have been obtained and are in full force and effect and all conditions of any such Authorisations have been complied with;

e. the choice of the governing law of the Facility Documents will be recognised and enforced in its jurisdiction of incorporation;

f. any judgment obtained in relation to the Facility Documents in the jurisdiction of the governing law of the Facility Documents will be recognised and enforced in its jurisdiction of incorporation;

g. it is not necessary that the Facility Documents, (except for any Security Agreement governed by the Laws of the Country) be filed, recorded or enrolled with any court or other authority in its jurisdiction of incorporation or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Facility Documents or the transactions contemplated thereby;

h. it is not Insolvent and has no reason to believe, after having made a due and careful enquiry, that it is likely to become Insolvent in the foreseeable future;

i. it has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted;

j. the claims of the Bank against the Customer under the Facility Documents will at all times rank at least *pari passu* with the claims of creditors of all its unsecured unsubordinated Indebtedness;

k. no material litigation, arbitration or administrative proceeding (including with respect to the bankruptcy, winding-up or dissolution of the Customer) before, by or of any court, tribunal, governmental body, agency, authority, or official or any arbitrator is pending or (as far as the Customer is aware) has been threatened against it or any of its assets (including but not limited to Sanctions, Financial Crimes, or ABC Laws (as defined below));

l. no event or circumstance has occurred, or is continuing, in the last 180 days which might have a Material Adverse Effect;

m. all acts, conditions and things required to be done, fulfilled and performed in order to make the Facility Documents admissible in evidence have been or will be done, fulfilled and performed;

n. each of its employees, staff, directors, agents or any other person who has access to any electronic dealing platform provided by the Bank to the Customer has the authority, capacity and power to agree to such terms and conditions, pricing and any other obligations relevant to such transaction and to bind the Customer accordingly, whether agreed orally, electronically, online or in writing;

o. the information supplied to the Bank in connection with the Facility Documents is true, complete and accurate in all material respects and the Customer is not aware of any facts or circumstances that have not been disclosed to the Bank and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide the Customer with finance; and

p. it is entering into the Facility Documents, including each FX Contract, as principal and not as agent of any person or entity;

q. it has conducted its businesses in compliance with applicable anti-corruption laws, including the United Kingdom Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar Law in other jurisdictions, including the laws of the Country (the "**ABC Laws**") and has instituted and maintained policies and procedures designed to promote and achieve compliance with such ABC Laws;

r. neither it, nor any of its subsidiaries, directors, officers, employees, agents, or affiliates is an individual or entity ("**Person**") that is, or is owned or controlled by Persons that are, (i) the target/subject of any Sanctions, or (ii) located, organised or resident in a country, region, or territory that is, or whose government is, the target/subject of Sanctions, including the Crimea region, the non-government controlled areas of Ukraine, Cuba, Iran, North Korea and Syria, other than to the extent that such representation/warranty would result in a violation of Council Regulation (EC) No 2271/96, as amended;

s. no Event of Default (as defined in any Facility Document) has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Facility Documents or any Credit Support Document (as defined in Appendix B) to which it is a party.

4.2 The representations and warranties in clause **4.1** will be deemed to be repeated every day (i) during the Availability Period (where applicable), (ii) when any amounts under any Facility remain outstanding; (iii) on the date of any Drawdown; and (iv) on each date on which a FX Contract is entered into.

4.3 The Customer shall promptly notify the Bank if at any time any representation or warranty in the Facility Documents (including those in clause **4.1** above) ceases to be correct.

5 Undertakings

5.1 Other than in the ordinary course of trading and on arms' length terms, the Customer shall not:

a. enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset;

b. sell, transfer or otherwise dispose of any of its receivables on recourse terms;

c. enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts;

d. give any guarantee or indemnity to, or for the benefit of, any person or otherwise assume any liability, actual or contingent, in respect of any obligation of any person; or

e. enter into any other preferential arrangement having a similar effect regardless of whether or not the arrangement or transaction is entered into primarily as a method of raising Indebtedness or of financing the acquisition of an asset.

5.2 The Customer shall maintain insurance on and in relation to its business and assets with such reputable underwriters or insurance companies (as agreed with the Bank (acting reasonably)) against such risks and to such extent as is usual for companies carrying on a business the same as or similar to that of the Customer. The Bank

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

shall have the right to renew any of the Customer's insurance policies on its own accord (and at the Customer's cost and expense) if the renewed insurance policy is not submitted to the Bank one week before the expiry date of the existing insurance policy.

5.3 The Customer shall:

a. conduct its businesses in compliance with the Laws, including for the avoidance of doubt, the applicable ABC Laws;

b. maintain policies and procedures designed to promote and achieve compliance with ABC Laws; and

c. not directly or indirectly, use the proceeds of any Drawdown, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, (i) to fund any activities or business of or with any person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, (ii) in any other manner that would result in a violation of Sanctions by any person (including any person participating in the Drawdown, whether as underwriter, advisor, investor or otherwise), other than to the extent that such undertaking would conflict with Council Regulation (EC) No 2271/96, as amended; or (iii) to fund any activities or business directly or indirectly with Russia; or (iv) for any purpose which would breach ABC Laws.

5.4 Except with the prior written consent of the Bank, the Customer shall not make any substantial change to the general nature of its business from that carried on by it at the date of the Facility Offer Letter.

5.5 The Customer shall promptly provide any forms, documents, certificates or information requested by the Bank from time to time including with regard to the financial condition, assets and operations of the Customer's group and/or any member of the Customer's group (including any requested amplification or explanation of any item in the financial statements, budgets or other material provided by the Customer, any changes to management of the group, an up to date copy of its shareholders' register and updated cash flow projections.

5.6 Unless otherwise agreed in writing by the Bank, the Customer shall provide to the Bank a copy of its consolidated audited annual financial statements by no later than 180 days from the end of its financial year.

5.7 The Customer shall immediately notify in writing the Bank in case there is a change in its ownership from the one existing as at the date of the Facility Offer Letter.

5.8 The Customer shall comply with its obligations described:

a. in respect of all Facilities, in the section "Further Conditions" in the Facility Offer Letter; and

b. in respect of each Facility, in the section "Conditions" for such Facility in the relevant table of the Facility Offer Letter.

5.9 The Customer shall, at all times, obtain and comply with the terms of, and do all that is necessary to maintain in full force and effect all Authorisations required to enable it to lawfully perform its obligations under the Facility Documents and each Facility thereunder.

5.10 The Customer shall comply in all material respects with all applicable Laws to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under the Facility Documents or any Facility thereunder.

5.11 The Customer shall promptly notify the Bank if at any time any representation or warranty in these Terms and Conditions ceases to be true, accurate or correct in any material respect.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: +٩٧١ ٤٤٢ ٣٥١٦٨
الموقع الإلكتروني: www.hsbc.ae

6 **Payments**

6.1 The Reference Rate on any Drawdown is:

a. for Trade Finance Facilities, the percentage rate per annum determined by applying the relevant Reference Rate for a tenor to be determined as follows:

(i) EIBOR Facilities

Drawdown Tenor	**Reference Rate Tenor**
up to and including one week	one-week EIBOR
more than one week and up to and including one month	one-month EIBOR
more than one month and up to and including three months	three months EIBOR
more than three months and up to and including six months	six months EIBOR
more than six months and up to and including twelve months	twelve months EIBOR

(ii) EURIBOR Facilities

Drawdown Tenor	**Reference Rate Tenor**
up to and including one week	one-week EURIBOR
more than one week and up to and including one month	one-month EURIBOR
more than one month and up to and including three months	three months EURIBOR
more than three months and up to and including six months	six months EURIBOR
more than six months and up to and including twelve months	twelve months EURIBOR

(iii) Term SONIA Rate Facilities

Drawdown Tenor	**Reference Rate Tenor**
up to and including one month	one month Term SONIA Screen Rate
more than one month and up to and including three months	three months Term SONIA Screen Rate
more than three months and up to and including six months	six months Term SONIA Screen Rate
more than six months and up to and including twelve months	twelve months Term SONIA Screen Rate

(iv) Term SOFR Reference Rate Facilities

Drawdown Tenor	**Reference Rate Tenor**
up to and including one month	one month Term SOFR Screen Rate
more than one month and up to and including three months	three months Term SOFR Screen Rate
more than three months and up to and including six months	six months Term SOFR Screen Rate
more than six months and up to and including twelve months	twelve months Term SOFR Screen Rate

(v) TIBOR Facilities

Drawdown Tenor	**Reference Rate Tenor**
up to and including one week	one week TIBOR
more than one week and up to and including one month	one month TIBOR
more than one month and up to and including three months	three months TIBOR
more than three months and up to and including six months	six months TIBOR
more than six months and up to and including twelve months	twelve months TIBOR

b. for any other Facilities (including Term Loan Facilities, Revolving Loan Facilities or Trade Finance Facilities other than those set out above), the Reference Rate stipulated for the relevant Facility in the Facility Offer Letter.

6.2 All payments required to be made under the Facility Documents shall be made by the Customer in the Facility Currency on their respective due dates (or, if any such due date is not a Business Day, on the following Business Day, in which case any interest amount due on such date may be adjusted accordingly).

6.3 The Customer hereby (i) authorises the Bank to satisfy any payment obligation (including any amount of principal, interest, default interest, costs and expenses, and fees) when such amounts are due and payable under the Facility Documents by deducting such amounts from any Account and transferring such amounts to the Bank, provided that the Customer shall remain liable in respect of any such payment obligation until that obligation is discharged in full; (ii) acknowledges that any such deduction may entail the payment by the Customer of overdraft interest at the Unauthorised Overdraft Rate (as defined in the Tariff and Charges).

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

6.4 Unless otherwise stated, all amounts payable pursuant to the Facility Documents are stated exclusive of value added, sales, use, goods and services, business, stamp or any similar Taxes that may be applicable. All such Taxes will be applied in accordance with applicable legislation including those of the Country and the Bank will issue valid invoices or other documents as appropriate.

6.5 The Customer shall make all payments to be made by it without any set-off, counterclaim, retention, deduction or withholding, unless such retention, deduction or withholding is required by law. If any retention, deduction or withholding is required by law (including on account of any Tax), the Customer must:

a. increase the sum payable so that, after making the minimum retention deduction or withholding required, the Bank will receive and be entitled to retain a net sum at least equal to the sum that the Bank would have received had that retention, deduction or withholding not been made;

b. within 30 (thirty) days of such payment, forward to the Bank the confirmation in writing from the relevant Tax Authority evidencing receipt by the relevant Tax Authority of that retention, deduction or withholding; and

c. pay to the Bank, promptly upon demand, an amount equal to the loss, liability or cost which the Bank determines will be or has been (directly or indirectly) suffered for or on account of Tax by the Bank in respect of the Facility Documents.

6.6 The value of any uncleared items standing to the credit of any Account shall not be used in the calculation of the outstanding amounts under the Aggregate Limit or applicable Credit Limit.

6.7 The payment obligations set out in the Facility Documents, or any related agreement, are in addition to any other guarantee, indemnity, assurance, pledge, lien, bill, note, mortgage, charge, debenture, or other Security, right, power or remedy now or hereafter held by, or available to, the Bank.

7 Severability

If, at any time, any provision of the Facility Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

8 Set-Off

8.1 In addition to any right of set-off to which the Bank may be entitled by Law, the Bank may set-off any matured obligation due from the Customer under the Facility Documents against any matured obligation owed by the Bank (or any member of the HSBC Group) to the Customer (including, any credit balances on any Account or any account of the Customer with any member of the HSBC Group, including any deposit account), regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Bank may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

8.2 The Customer agrees and confirms that the Bank (or any member of the HSBC Group) may realise as it sees fit any and all securities held by the Bank (or any member of the HSBC Group) on behalf of the Customer to exercise the Bank's rights pursuant to clause **8.1** above.

9 Security

9.1 The performance by the Customer of each of its obligations (whether actual or contingent) pursuant to the Facility Documents shall be secured by the Security granted pursuant to the Security Agreements.

9.2 The Bank may request that the Customer places or maintains cash deposits with the Bank to cover any contingent or unmatured liability of the Customer to the Bank.

9.3 The Customer shall, at its own expense (and authorises the Bank to do so at Customer's expenses), promptly take any action and execute any further documents which the Bank may require, at any time prior to the repayment and discharge of all obligations owing in respect of the Facility Documents, in order:

a. to perfect the Security created or intended to be created under or evidenced by the Security Agreements (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Security granted under the Security Agreements) or for the exercise of any rights, powers and remedies of the Bank provided by or pursuant to the Facility Documents and the Security Agreements or by Law , and if the Security is located in the Country, to perfect such Security under the laws of the Country;

b. to confer on the Bank, Security over any property and assets of the Customer located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Security Agreements; and

c. to facilitate the realisation of the assets which are, or are intended to be, the subject of the Security pursuant to the relevant Security Agreement.

10 Review

10.1 Each Facility (including the applicable Credit Limit and Sub-Limits), other than a Term Loan Facility or a Revolving Loan Facility, is subject to a Review at the Bank's discretion.

10.2 If, as a result of any Review, the Bank proposes that any amendments should be made to the Facility Documents, such amendments will be advised in the amendment documentation which will be provided by the Bank to the Customer (and the Customer shall provide any documents and evidence required).

10.3 If the amendment documentation referred to in clause **10.2** above provides for a Review Fee, the Customer shall pay to the Bank the relevant Review Fee on-demand upon issuance of the amendment documentation.

10.4 If the Bank and the Customer cannot agree on the amendment documentation within 25 (twenty-five) Business Days of the delivery of the proposed amendment documentation by the Bank to the Customer:

a. the Bank shall be entitled to cancel all or part of the Facilities whereupon all amounts outstanding under the affected Facilities shall be immediately due and payable; and

b. the Customer shall place cash deposits with the Bank on such terms and in such accounts as the Bank may require to cover any contingent or unmatured liability of the Customer to the Bank in respect of any Contingent Facility.

The rights of the Bank under this clause 10 are in addition to and shall not in any way prejudice any right of the Bank pursuant to clause 2.3 above

11 Fees, Costs and Expenses

11.1 The Customer shall, promptly on demand, pay to the Bank the amount of all costs, fees and expenses reasonably incurred by the Bank in connection with:

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

a. the negotiation, preparation and execution of the Facility Documents; and
b. any amendment to, waiver of or consent in respect of the Facility Documents.

11.2 The Customer shall, promptly on demand, pay to the Bank the amount of all costs, fees and expenses incurred by the Bank in connection with the preservation of or enforcement of the Bank's rights under the Facility Documents or any related agreement and any proceedings instituted by or against the Bank as a consequence of taking or holding the Security pursuant to the Security Agreements or enforcing these rights including, but not limited to, legal costs (on a full indemnity basis), Taxes and all out-of-pocket expenses of the Bank in connection with the Facility Documents.

11.3 The Customer shall indemnify and hold the Bank harmless from and against all damages, loss, cost and liability incurred by the Bank in connection with the Bank having provided the Facilities.

11.4 Any amount (other than principal) payable by the Customer to the Bank pursuant to the Facility Documents shall be added to the principal amount outstanding under the Facility Documents.

11.5 The Customer shall pay to the Bank each fee referred to in the Facility Documents at the times and in the amount referred to in the Facility Documents.

11.6 The Customer further acknowledges and agrees that, if a Facility is prepaid (in full or in part) prior to its scheduled due date for repayment, the Bank will be entitled to charge the Customer the applicable Break Costs. The Customer shall pay any applicable Break Costs on-demand upon request of the Bank.

12 Currency Indemnity and Facility Currency

12.1 If any sum due from the Customer has to be converted from the currency (the "first currency") in which such sum is payable into another currency (the "second currency") for the purpose of:

a. making or filing a claim or proof against the Customer; or
b. obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, the Customer shall, as an independent obligation, within 3 (three) Business Days of demand, indemnify the Bank against any cost, loss or liability relating to the conversion.

12.2 If the Customer requests any Drawdown under a Facility in an Alternative Currency, the Bank may, but shall be under no obligation to, provide such Drawdown.

12.3 If, due to a FX fluctuation (as calculated by the Bank based upon exchange rates determined in the Bank's sole and absolute discretion) the amount outstanding under a Facility when converted into the Facility Currency Equivalent exceeds the Aggregate Limit, Credit Limit or any Sub-Limit, the Customer shall:

a. immediately prepay the Facilities by an amount necessary to reduce the amounts outstanding under such Facility below the relevant limit; or
b. if agreed by the Bank, provide new Security or additional collateral under an existing Security Agreement, in either case, in form and substance satisfactory to the Bank within 5 (five) Business Days of breach of the relevant Credit Limit or Sub-Limit.

13 Change in circumstances

13.1 If it becomes unlawful for the Bank or any member of the HSBC Group to perform any of its obligations as contemplated by the Facility Documents or to fund, issue or maintain any Drawdown, then the Facilities shall be immediately cancelled, and the Customer shall, on demand:

a. immediately repay all amounts outstanding under the Facility Documents (including any accrued interest); and
b. place cash deposits with the Bank on such terms and in such accounts as the Bank may require to cover any contingent or unmatured liability of the Customer to the Bank in respect of any Contingent Facility.

13.2 If, as a result of:

a. the introduction of or any change in (or in the interpretation, administration or application of) any Law including regulations relating to capital adequacy requirements (whether such interpretation, administration or application is by a government or regulator or the Bank) including: (i) any change in the credit rating (however determined) of the Customer; (ii) any change in the treatment, for capital adequacy purposes, of any applicable credit risk mitigants, including any change in any applicable loan to value ratio and any change in any Law affecting the enforceability of any applicable Security or other contractual arrangements; (iii) any voluntary change by the Bank from the standardised approach to the foundation internal ratings based ("IRB") approach or from the foundation IRB approach to the advanced IRB approach or any mandatory change made by the Bank to any such approach at the request of a regulator; (iv) any voluntary change by the Bank to the methodology used by it in applying the foundation IRB approach or the advanced IRB approach or any mandatory change made by the Bank to that methodology at the request of a regulator or any other change in the credit risk rating approach of the Bank in either case giving rise to an adjustment; or (v) any operational risk charge; or
b. compliance with any Law made after the date of the Facility Documents,

there is:

i. a reduction in the rate of return from a Facility or of the Bank's or any of the HSBC Group's overall capital;
ii. an additional or increased cost for advancing, maintaining or funding any of the Facilities; or
iii. a reduction of any amount due and payable under the Facility Documents,

the Customer shall, on demand, pay to the Bank an amount such that the Bank receives the rate of return on such Facility that it would have received but for the occurrence of any of the above.

13.3 Any amount payable by the Customer pursuant to clause **13.2** above is deemed to be a reimbursement of costs and shall not be treated as a payment of interest.

13.4 The Bank shall deliver to the Customer a certificate as to the amounts of any costs referred to in clause **13.2** and such certificate shall be conclusive evidence of such costs.

13.5 Nothing in the Facility Documents requires or will be deemed to require that the Bank discloses any information relating to the manner in which the Bank employs its capital or arranges its internal financial affairs.

14 Force Majeure

The Bank shall not be liable to the Customer for any damages, loss, cost or liability suffered by any person attributable in whole or part to any action by any government or government agency or to any other event or matter outside the Bank's control including strikes, industrial action, natural disaster, equipment failure or

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: +٩٧١ ٤٤٢ ٣٥١٦٨
الموقع الإلكتروني: www.hsbc.ae

interruption of power supplies provided that the Bank shall make efforts to give notice generally to its customers of any anticipated delays by placing notices in its branches.

15 No Waiver

No failure by the Bank to exercise, nor any delay by the Bank in exercising, any right or remedy under the Facility Documents shall operate as a waiver of any such right or remedy. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided for in the Facility Documents are cumulative and not exclusive of any rights or remedies provided by Law.

16 Joint and Several Liability

Where the Customer is more than one person, then unless stated otherwise in the Facility Documents:

a. the liability of each such person shall be joint and several and every agreement and undertaking therein shall be construed accordingly; and

b. the liability of any one such person thereunder to the Bank shall not be discharged or affected in any way by i) reason of the invalidity, voidability or unenforceability in respect of any other such person being a party to the Facility Documents or, any other Security which the Bank may hold in relation to the liabilities of the Customer hereunder or any part thereof; or, ii) the Bank's releasing, discharging, compounding with or varying the liability hereunder of or, making any other arrangement with, any other such person.

17 Benefit of Agreement

The Facility Documents shall be binding upon and enure to the benefit of the Bank and the Customer and their successors, heirs and assigns (as may be the case).

18 Assignment

18.1 The Customer may not assign any of its rights or transfer any of its rights or obligations under the Facility Documents without the prior written consent of the Bank.

18.2 The Bank may assign any of its rights or transfer any of its rights and obligations under the Facility Documents to:

a. another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets; or

b. its successor following a merger, consolidation or disposal of all or substantially all of its share capital or assets or the business to which the Facility Documents relate;

c. any member of the HSBC Group; or

d. any other person with the Customer's prior consent (which shall be deemed to be granted if not expressly refused within 5 (five) Business Days from the request of the Bank).

19 Limitation Periods

No time for limitation of liability in respect of any rights arising under the Facility Documents or any related agreement shall begin to run in favour of the Customer until the Bank has made a written demand on the Customer, and if more than one demand has been made, then such period shall only commence from the date and to the extent of each such demand.

20 Communications

20.1 The Bank shall be entitled to rely on any instructions, correspondence or other communications, which it reasonably believes to be from any authorised person representing the Customer, and the Customer agrees to indemnify on demand the Bank against any damages, loss, cost or liability suffered by any person arising out of or in connection with the Bank acting in reliance on any such instructions or communication.

20.2 Any communication to be made under or in connection with the Facility Documents shall be made in writing, which may include by email and unless otherwise stated, may be made by letter or SWIFT message.

20.3 The address and SWIFT address (and the department or officer, if any, for whose attention the communication is to be made) for any communication or document to be made or delivered under or in connection with the Facility Documents is that identified in respect of each of the Bank and the Customer in the Facility Offer Letter or any substitute address, SWIFT address or department or officer that the Bank or the Customer may notify to the other by not less than 5 (five) Business Days' notice.

20.4 Any communication or document made or delivered by the Bank to the Customer shall be deemed to have been made or delivered when:

a. in the case of any communication made by SWIFT message, despatched;

b. in the case of any communication made by email, when it is received;

c. in the case of any communication made by letter and delivered by hand, left at the address of the Customer; and

d. in the case of any communication made by letter and delivered by first class courier within 5 (five) Business Days after being deposited with the first class courier, in an envelope addressed to the Customer at that address.

20.5 Any communication or document made or delivered by the Customer to the Bank shall be deemed to have been made or delivered when actually received by the applicable department or officer of the Bank.

21 Amendments and Termination

21.1 Subject to clauses 21.2 and 21.3 below and other than to the extent permitted by another term of the Facility Documents, no term of the Facility Documents may be amended or waived without the prior written consent of both the Bank and the Customer.

21.2 The Customer agrees with the Bank and acknowledges that the Bank may modify these Terms and Conditions so long as any modifications are notified to the Customer in accordance with Clause 10 (*Review*) of these Terms and Conditions.

21.3 The Bank may unilaterally amend or waive any provision of the Facility Documents to the extent that such amendment or waiver is required pursuant to applicable Law or any regulation or directive from an Authority. The Bank shall notify the Customer of any such change as soon as reasonably practicable.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: +٩٧١ ٤٤٢ ٣٥١٦٨
الموقع الإلكتروني: www.hsbc.ae

21.4 The Customer and the Bank hereby agree that, unless otherwise indicated in a Facility Document with regard to one or more Facilities, the Bank may cancel the Facilities and terminate any Facility Documents (or any parts thereof) without the need of a court order. Further, the Customer hereby expressly waives any right to be served notice from the Bank in the event of termination in accordance with these Terms and Conditions.

22 Examination of Statements of Account

22.1 In any litigation or arbitration proceedings arising out of or in connection with the Facility Documents, or any Facility thereunder, the entries made in the accounts maintained by the Bank are prima facie evidence of the matters to which they relate.

22.2 Any certification or determination by the Bank of a rate or amount under the Facility Documents, or any Facility thereunder is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

22.3 Any interest, commission or fee accruing under the Facility Documents, or any Facility thereunder will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.

23 Material Interests

23.1 The Customer acknowledges and accepts that:

a. the Bank is part of a worldwide financial services operation, the HSBC Group, different parts of which conduct many different financial, banking, securities and other activities, whether as principal or for clients outside the HSBC Group;

b. other parts or members of the HSBC Group or any of the other divisions or teams within the Bank and the HSBC Group may have interests or duties which conflict with the Customer's interests and which would or might otherwise conflict with the duties owed by the Bank to the Customer;

c. the Bank's agreement to provide facilities or services to the Customer does not require any other member of the HSBC Group or any of the other divisions or teams within the Bank and the HSBC Group to restrict its activities in any way nor to provide the Customer or the Bank nor the division or team advising the Customer with any information whatsoever about, or derived from, those activities, nor, in most cases, does it create any obligation to advise the Customer of any conflict of interest which exists or may arise;

d. in acting for the Customer, the Bank will not be required to disclose to the Customer, nor to make use for the Customers benefit of, any information known to the Bank or any individual acting on the Bank's behalf which (a) belongs to or is confidential to another client or (b) belongs to or is confidential to any of the HSBC Group or (c) belongs to or is confidential to the Bank and relates to some other part of the Bank's business;

e. although some directors and employees of the HSBC Group are members of the Bank's board of directors and/or are involved in the Bank's management structure or prudential controls, they are bound by equivalent duties of confidentiality and so do not make available to the Bank any Confidential Information derived from their other activities in the HSBC Group; and

f. subject to relevant Laws, the Bank reserves the right to deal with or otherwise engage the services of the HSBC Group, and the Bank (and other members of the HSBC Group) will, without liability to account, remain entitled to retain any benefit resulting from such engagement or provision of service of any kind.

23.2 Nothing in the Facility Documents is or shall be deemed to be an obligation of the Bank to act in any circumstance where there is risk of damage to the interests of any client.

24 Financial Crime Risk Management Activity

24.1 HSBC and members of the HSBC Group are required and may take any action they consider appropriate in their sole and absolute discretion to meet Compliance Obligations in connection with the detection, investigation and prevention of Financial Crime ("**Financial Crime Risk Management Activity**").

24.2 Such action may include, but is not limited to: (a) screening, intercepting and investigating any instruction, communication, Drawdown request, application for Services, or any payment sent to or by the Customer, or on its behalf, (b) investigating the source of or intended recipient of funds, (c) combining Customer Information with other related information in the possession of the HSBC Group, and/or (d) making further enquiries as to the status of a person or entity, whether they are subject to a Sanctions, or confirming a Customer's identity and status.

24.3 To the extent permissible by Law, neither the Bank, nor any other member of HSBC Group shall be liable to the Customer or any third party in respect of any Loss whether incurred by the Customer or a third party in connection with the delaying, blocking, or refusing of any payment, or the provision of all or part of the Services, or otherwise as a result of Financial Crime Risk Management Activity.

24.4 The Bank may and the Customer expressly consents and authorises it to:

a. make inquiries of any bank, financial institution or credit reference bureau in the Country to confirm any information provided by the applicant and acknowledges that any such inquiry may impact the Customer's credit reference score under the terms of the credit reference bureau;

b. seek information from any bank, financial institution or credit reference bureau when assessing the client at any time during the existence of the applicant's account;

c. disclose to any relevant credit reference bureau information relating to the applicant's account maintained at the Bank.

25 Confidentiality

25.1 The Facility Documents and their respective contents shall not be disclosed by the Customer to any person (other than the Bank and the Customer's legal and/or financial advisors for the purposes of the proposed financing) unless the Bank's prior written consent has been obtained, or the Customer is otherwise so obliged by operation of Law. If the Customer is required to disclose part or all of the Facility Documents to any person by Law, prior written consent of the Bank shall not be required, provided that the Customer shall, to the extent permitted by applicable Law, (i) inform the Bank prior to such disclosure to give the Bank an opportunity to contest the disclosure and (ii) take into account the Bank's reasonable requirements about the proposed form, timing, nature and extent of the disclosure.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

25.2 The Customer authorises any information relating to it to be shared, disclosed and transferred between, and to be used by, the branches, Affiliates, subsidiaries and agents of the Bank and third parties selected by the Bank (each a "**Disclosure Party**", and collectively "**Disclosure Parties**"), wherever situated, on a confidential basis for the performance of the Facility Documents and other purposes in connection with the Bank's operational and business requirements (including data processing, statistical and risk analysis) and further acknowledges that the Bank and its Disclosure Parties shall be entitled to disclose any such information if it shall be required to do so by any law, regulation, court, legal process or as requested by any governmental, regulatory, taxing or other authority or body in accordance with which the Bank or such Disclosure Party is required to act (including as required by regulators which mandate reporting of transaction and similar information). No liability to the Bank shall arise from the transfer of such information whether by reason of any misstatement, omission, delay or any other matter in connection thereto whatsoever.

25.3 The Customer warrants that it has the authority to provide Personal Data to the Bank and that any Personal Data provided to the Bank has been processed in accordance with applicable law and regulation.

25.4 For the avoidance of doubt, the foregoing provisions are in addition to and without prejudice to (and shall not be prejudiced by) any other agreement between the Bank and the Customer in respect of information disclosure.

26 Governing Law and Jurisdiction

26.1 These Terms and Conditions and the Facility Offer Letter shall be governed by and construed in accordance with the laws of the Emirate of Dubai and the Federal laws of the United Arab Emirates as applied in the Emirate of Dubai.

26.2 The courts of Dubai (excluding the Dubai International Financial Centre) shall have exclusive jurisdiction to determine any Dispute. The Customer agrees that the courts of Dubai are the most appropriate and convenient courts to determine any Dispute and shall not argue to the contrary.

26.3 Notwithstanding the above, and for the sole benefit of the Bank, the Customer agrees and confirms that the Bank shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction and to the extent allowed by law, the Bank may take concurrent proceedings in any number of jurisdictions.

26.4 While these Terms and Conditions are provided in both English and Arabic language versions (and should these Terms and Conditions be translated into any other language for any reason) in cases of discrepancy the Arabic language version provided by the Bank will prevail.

27 Entire Agreement

These Terms and Conditions constitute the entire agreement and understanding of the Customer and the Bank with respect to its subject matter. The Customer acknowledges that in entering into the Facility Documents and any Facility thereunder, it has not relied on any oral or written representation, warranty or other assurance from the Bank (except as provided for or referred to in these Terms and Conditions) and waives all rights and remedies which might otherwise be available to it in respect thereof, except that nothing in these Terms and Conditions will limit or exclude any liability for fraud.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: +٩٧١ ٤٤٢ ٣٥١٦٨
الموقع الإلكتروني: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود- فرع الإمارات العربية المتحدة
الأحكام والشروط العامة للتسهيلات الائتمانية المصرفية للأعمال
تسري اعتبارا من 1 نوفمبر2025

تطبق هذه الشروط والأحكام العامة ("**الشروط والاحكام**") على كل تسهيل (كما هو معرف أدناه) التي يقوم بمنحها البنك للعميل بموجب خطاب عرض التسهيل (كما هو معرف أدناه) ما لم يتم استثناءه في خطاب عرض التسهيل. تقرأ هذه الشروط والأحكام جنباً الى جنب مع الاحكام المنصوص عليها في خطاب عرض التسهيل ذو الصلة. وعند الاقتضاء، الشروط الاعتيادية لخدمات التمويل التجارية والتخصيم (على النحو المحدد أدناه).

المحتويات:

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

HSBC

1 التعريفات والتفسير

1.1 ما لم تنص هذه الشروط والأحكام على خلاف ذلك، يتم تفسير المصطلحات بحسب المعنى المحدد لها في خطاب عرض التسهيل . يكون للمصطلحات التالية في الشروط والأحكام المعاني المذكورة أدناه:

الحساب يقصد به كل حساب يحتفظ به العميل لدى البنك من وقت لآخر.

الدرهم الإماراتي أو **الدرهم** يقصد به العملة القانونية لدولة الإمارات العربية المتحدة.

العملة البديلة يقصد بها أي عملة غير عملة التسهيل والتي يوافق البنك على اعتمادها في كل أو بعض التسهيلات التي يقوم بمنحها من وقت لآخر.

الحد/السقف الاجمالي يكون له المعنى المنصوص عليه في خطاب عرض التسهيل.

التفويض يقصد به تفويض أو موافقة أو قرار أو ترخيص أو إعفاء أو تقديم أو توثيق أو تسجيل.

السلطة يقصد بها أياً من السلطات القضائية والرقابية والهيئات العامة والحكومية وسلطات الضرائب وبورصة الأوراق المالية والعقود الآجلة وسلطات إنفاذ القانون التي تتمتع بالاختصاص القانوني على أي عضو من مجموعة إتش إس بي سي أو أي وكلاء لها.

فترة إتاحة التسهيل يقصد بها، فيما يتعلق بالتسهيل الفترة المحددة على هذا النحو في القسم ذي الصلة من خطاب عرض التسهيل.

البنك يقصد به بنك إتش إس بي سي الشرق الأوسط المحدود والعامل من خلال فروعه في الدولة.

اليوم المصرفي يقصد به المعنى المُحدد له في ملحق سعر الفائدة الخالي من المخاطر (RFR) المطبق.

سعر الأساس يقصد به، فيما يتعلق بأي استخدام بالجنية الإسترليني، سعر الفائدة لبنك إنجلترا كما هو منشور من قبل بنك إنجلترا من وقت لآخر، بشرط أنه إذا كان ذلك السعر أقل من الصفر، يعتبر السعر صفراً.

تكاليف تعويض الكسر للتحوط من الفائدة يقصد بها (بخلاف ما يتعلق بالتسهيلات التي يكون السعر المرجعي لها هو السعر الليلي) المبلغ (إن وجد): (أ) الفائدة (عدا الهامش) الذي يستحق للبنك أن يتلقاها عن الفترة من تاريخ استلام كل أو جزء من القرض وحتى آخر يوم من فترة الفائدة الحالية فيما يتعلق بذلك القرض، كما لو أن تم تسديد المبلغ الأساسي في آخر يوم من فترة الفائدة تلك، يتجاوز (ب) المبلغ الذي سيكون البنك قادراً على الحصول عليه من خلال ايداع مبلغ مساو للمبلغ الأساسي الذي تلقاه كوديعة لدى أحد البنوك الرائدة للفترة التي تبدأ من يوم العمل التالي للاستلام والاسترداد وتنتهي في آخر يوم من فترة الفائدة الحالية.

يوم العمل يقصد به:

(1) لأغراض تأكيد تاريخ تحديد EIBOR يكون اليوم الذي تكون فيه البنوك عموماً مفتوحة للعمل في إمارة دبي؛

(2) لأغراض تأكيد تاريخ تحديد EURIBOR ، يوم نظام TARGET ؛

(3) لأغراض تأكيد تاريخ تحديد TIBOR ، يكون يوم بخلاف السبت أو الأحد تكون فيه البنوك عموماً مفتوحة للعمل في مدينة طوكيو؛

(4) لأغراض القرض يكون السعر المرجعي الخاص به هو سعر مرجعي ليلي بخصوص تحديد اليوم الأول أو اليوم الأخير من فترة فائدة أو غير ذلك فيما يتعلق بتحديد مدة فترة الفائدة تلك، يوم مصرفي فيما يتعلق بذلك القرض؛

(5) لأغراض المدفوعات (خلاف المدفوعات باليورو)، يكون اليوم الذي تكون فيه البنوك التجارية وأسواق تداول العملات الأجنبية مفتوحة للعمل عموماً في المركز المالي الرئيسي لتداول عملة المدفوعات،

(6) فيما يخص المدفوعات باليورو، يوم نظام TARGET ؛ و

(7) فيما يتعلق بالاخطارات او أي نوع آخر من المراسلات يكون اليوم الذي تكون فيه البنوك التجارية وأسواق تداول العملات الأجنبية مفتوحة في يوم العمل الطبيعي في دولة متسلم الاخطار أو أي نوع آخر من المراسلات.

سعر الفائدة الصادر عن المصرف المركزي يقصد به:

أ. بخصوص تسهيل بالدولار الأمريكي، "سعر الفائدة الصادر عن المصرف المركزي" وفقاً للمحدد في الملحق (*سعر SOFR الليلي*) أو الملحق (*سعر SOFR لأجل*)، حسب مقتضى الحال، المرفق مع خطاب عرض التسهيل؛

ب. بخصوص تسهيل بالجنيه الإسترليني، "سعر الفائدة الصادر عن بنك إنجلترا" وفقاً للمحدد في الملحق (*سعر SONIA الليلي*) أو الملحق (*سعر SONIA لأجل*)، حسب مقتضى الحال ،المرفق مع خطاب عرض التسهيل؛

ج. بخصوص تسهيل باليورو، "سعر الفائدة الصادر عن المصرف المركزي الأوروبي" وفقاً للمحدد في خطاب عرض التسهيل؛

د. بخصوص تسهيل بالفرنك السويسري، "سعر الفائدة الصادر عن المصرف المركزي" وفقاً للمحدد في الملحق (سعر SARON الليلي) المرفق مع خطاب عرض التسهيل؛ و

ه. بخصوص تسهيل بالين الياباني، "سعر الفائدة الصادر عن المصرف المركزي" وفقاً للمحدد في الملحق (*سعر TONAR الليلي*) أو (*سعر TORF*) حسب مقتضى الحال،المرفق مع خطاب عرض التسهيل.

الفرنك أو **الفرنك السويسري** يشير إلى العملة القانونية للكنفدرالية السويسرية.

التزامات الامتثال يقصد بها التزامات أي عضو من أعضاء مجموعة إتش إس بي سي على الإمتثال لأية: (أ) قوانين أو التوجيهات الدولية والسياسات والإجراءات الداخلية، (ب) أي طلب صادر من سلطة مختصة أو تقارير أو الإجراءات التجارية التنظيمية، أو الإفصاح أو غيرها من الإلتزامات بموجب أي قانون، (ت) والقوانين التي تتطلب من البنك التحقق من هوية العملاء.

المعلومات السرية يقصد بها المعلومات غير العامة الخاصة بالعميل.

التسهيلات الطارئة يقصد بها كل تسهيل يحق للبنك بموجبه طلب، بموجب مستندات التسهيل، ضمانات نقدية.

الأشخاص المسيطرين تحمل المعنى المحدد بموجب القوانين الضريبية المحلية والأجنبية أو التوجيهات الرقابية أو الاتفاقيات الدولية أو اتفاقيات التعاون الحكومي الدولي.

الدولة يقصد بها دولة الإمارات العربية المتحدة.

حد/سقف الائتمان يكون له المعنى المنصوص عليه في خطاب عرض التسهيل.

العميل يقصد به الكيان الذي عرض عليه البنك توفير التسهيل وفقاً لما هو مشار إليه في خطاب عرض التسهيل.

معلومات العميل يقصد بها البيانات الشخصية والمعلومات السرية و/أو المعلومات الضريبية.

سعر فائدة تأخير السداد فيما يتعلق بأي تسهيل، يقصد به:

(1) سعر الفائدة المنصوص عليه في القسم ذو الصلة في خطاب عرض التسهيل، المطبق على أية مبالغ مستحقة لم يتم سدادها للبنك، بموجب مستندات التسهيل، والتي يحتسبها البنك على أساس يومي للفترة التي يستمر فيها عدم السداد والذي يكون واجب الدفع من العميل عند الطلب؛ أو

(2) في حال لم يتم تحديد سعر الفائدة في خطاب عرض التسهيل، فيتم تطبيق سعر الفائدة على النحو الوارد في تعرفة الرسوم الحالية.

نزاع يقصد به أي نزاع ينشأ عن أو فيما يتعلق بالتسهيل أو مستندات االتسهيل بما فيه أي نزاع يتعلق بوجود أو صحة أو إنهاء مستندات التسهيل (أو أي جزء منها) أو أية إلتزامات أو حقوق غير تعاقدية ناشئة عن أو متعلقة بمستندات التسهيل.

السحب يقصد به استخدام كل أو جزء من التسهيل. بما في ذلك إصدار اعتماد مستندي أو صك (كلاهما كما هو محدد في الشروط الاعتيادية لخدمات التمويل التجارية والتخصيم).

سعر البنك المركزي الأوروبي يقصد به فيما يتعلق بأي استخدام باليورو السعر الثابت لعمليات إعادة التمويل الرئيسية للبنك المركزي الأوروبي، أو، إذا لم يتم نشر هذا السعر، الحد الأدنى لسعر الطلب لعمليات إعادة التمويل الرئيسية للبنك المركزي الأوروبي، كلٌ حسبما ينشره البنك المركزي الأوروبي من وقت لآخر بشرط أنه إذا كان هذا السعر في كلتا الحالتين أقل من الصفر، فسيتم اعتباره صفراً.EIBOR يقصد به سعر الشاشة المعمول به فيما يتعلق بأي تسهيل مقوم بالدرهم الإماراتي اعتباراً من الوقت المحدد في تاريخ التحديد ولمدة مساوية في الطول لفترة الفائدة ذات الصلة بذلك السحب.

معلومات وضع المنشأة يقصد بها أي معلومات تتعلق بالشخصية الاعتبارية، بما في ذلك على سبيل المثال لا الحصر، "**المالكين الأساسيين**" أو "**الأشخاص المسيطرين**" (حسب مقتضى الحال) ومكان التسجيل ووضع الإقامة الضريبي،، ونموذج W9، W8-BEN-E حسب مقتضى الحال وعند الضرورة، ونموذج "الاعتماد الذاتي" (على النحو المحدد بموجب القانون المحلي أو بموجب اتفاق حكومي دولي مع الولايات المتحدة الأمريكية أو أي سلطة ضريبية أخرى) أو بموجب أي مستندات أخرى قد تكون مطلوبة لإثبات وضع المنشأة.

EURIBOR: يقصد به، بخصوص أي تسهيل مقوم باليورو، سعر الشاشة المطبق في الموعد المحدد في تاريخ التحديد ذي الصلة ولفترة تعادل من حيث الطول فترة الفائدة الخاصة بذلك السحب.

اليورو يشير إلى العملة الموحدة لكل دولة عضو في الاتحاد الأوروبي يكون اليورو عملتها القانونية وفقاً لتشريعات الاتحاد الأوروبي المتعلقة بالاتحاد الاقتصادي والنقدي.

مستندات التسهيل يقصد بها خطاب عرض التسهيل و الشروط و الأحكام المالئة و اتفاقيات الضمان و الشروط الاعتيادية لخدمات التمويل التجارية والتخصيم وغيرها من المستندات الأخرى المشار إليها وكذلك كافة المستندات الأخرى المشار إليها على هذا النحو من قبل البنك.

التسهيل يقصد به أي تسهيل ائتماني مصرفي للأعمال على النحو المنصوص عليه في خطاب عرض التسهيل.

عملة التسهيل يقصد بها عملة التسهيل المنصوص عليها في خطاب عرض التسهيل.

معدل عملة التسهيل يقصد به، فيما يتعلق بأي مبلغ مقوماً بأي عملة بديلة، ذلك المبلغ بعملة التسهيل الذي يتم احتسابه بالرجوع إلى سعر الصرف الحالي للبنك لبيع العملة ذات الصلة مقابل عملة التسهيل.

خطاب عرض التسهيل يقصد به خطاب عرض التسهيل المبرم فيما بين البنك والعميل والذي يتضمن، ضمن أمور أخرى، تفاصيل كل تسهيل ومن ضمنها هذه الأحكام والشروط بما في ذلك بصيغته المعدلة أو المعاد صياغته أو المكملة من وقت لآخر.

الجرائم المالية تعنى غسل الأموال وتمويل الارهاب والرشوة والفساد والتهرب الضريبي والاحتيال والتهرب من العقوبات و/أو الخروقات أو محاولات خرق أو التحايل على القوانين والأنظمة المتعلقة بهذه الأمور.

موعد السداد النهائي يقصد به، فيما يتعلق بكل تسهيل قرض لأجل محددأو تسجيل القرض المتجدد، الموعد المعرف في القسم ذي الصلة في خطاب عرض التسهيل.

نشاط إدارة مخاطر الجرائم المالية يقصد به بها التعريف الوارد فى البند 24.1 أدناه.

المعلومات المالية يقصد بها أي مستندات مالية أو غيرها أو معلومات تتعلق بالعميل أو أي حساب بما في ذلك دون الحصر أسماء الحسابات والأرقام والمراجع والقيم والأرباح والخسائر والائتمانات والسحوبات والأرصدة والتحويلات والتعليمات الخاصة بها من وقت لآخر.

تحديد التاريخ يقصد به:

(1) لجميع التسهيلات عدا تسهيلات السحب على المكشوف (2) يومي عمل قبل (1) يوم السحب ذو الصلة، و (2)أول يوم من كل فترة الفائدة الاحقة،و

(2) بالنسبة لتسهيلات السحب على المكشوف، (2) يومي عمل قبل اليوم الأول من كل فترة فائدة.

صرف العملات الأجنبية يقصد بها أسعار الصرف الأجنبي.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

HSBC

عقد صرف العملات الأجنبية يقصد به عقود الصرف الأجنبي المرنة الآجلة أوعقود الصرف الأجنبي الآجلة أو عقود الصرف الأجنبي الفورية.
عقود الصرف الأجنبي المرنة الآجلة يقصد بها معاملة الصرف للعملات الأجنبية خارج البورصة تتم تسويتها نقداً يتم إبرامها مع البنك لشراء أو بيع مبلغ محدد من عملة واحدة مقابل عملة أخرى بسعر متفق عليه للتسوية في أي وقت خلال فترة زمنية محددة في المستقبل (بمدة لا تتجاوز سنة واحدة من تاريخ التداول وفترة زمنية للتسوية لا تتجاوز ثلاثة أشهر).
عقد صرف العملات الأجنبية الآجلة يقصد به معاملة الصرف للعملات الأجنبية خارج البورصة يتم تسويتها نقداً يتم إبرامها مع البنك لشراء أو بيع مبلغ محدد من عملة واحدة بتاريخ معين في المستقبل (لمدة لا تتجاوز سنة واحدة من تاريخ التداول). .
عقد صرف العملات الأجنبية الفوري يقصد به معاملة الصرف للعملات الأجنبية خارج البورصة يتم تسويتها نقداً ويتم إبرامها مع البنك لشراء أو بيع مبلغ محدد من عملة واحدة مقابل عملة أخرى بسعر الصرف الحالي للتسوية الفورية.
الجنيه الإسترليني والإسترليني يشير إلى العملة القانونية للمملكة المتحدة.
مجموعة إتش إس بي سي يقصد بها إتش إس بي سي هولدنج بي ال سي وفروعها والشركات التابعة لها بشكل مباشر أو غير مباشر والشركات ذات العلاقة وأي من فروعها و **عضو مجموعة إتش إس بي سي** سيفسر بذات الطريقة.
المديونية يقصد بها أي مديونية لـ أو فيما يتعلق بإصدار أي سندات أو أي أموال مقترضة أوأرصدة مدينة لدى البنوك أو المؤسسات المالية بما في ذلك أي التزام (سواء تم تكبده بصفة أصيل أو كفيل) لدفع أو سداد الأموال، سواء في الحاضر أو المستقبل، وسواء كانت فعلية أو طارئة.
المعلومات يقصد بها البيانات الشخصية والمعلومات الضريبية.
المعسر يقصد به فيما يتصل بشخص، أي من الحالات التالية:

(1) عدم قدرته أو إقراره بعدم قدرته على سداد ديونه عند استحقاقها؛
(2) أن يعتبر أو يصرح بأنه غير قادر على سداد ديونه بموجب القوانين المعمول بها؛
(3) أن يتوقف أو أن يهدد بالتوقف عن تسديد الدفعات المستحقة لأي من ديونه؛
(4) أن يباشر، بسبب الصعوبات المالية الفعلية أو المتوقعة، بمفاوضات مع واحد أو أكثر من دائنيه بهدف إعادة جدولة أي من ديونه؛
(5) إصدار قرار بالتصفية الإختيارية ؛
(6) قرار من المحكمة يصدر ضده يعلن إفلاسه أو إعساره، أو عند إخطار البنك بأنه يخضع لأي شكل من أشكال إجراءات الإفلاس أو الإعسار ؛
(7) تقديم التماس للحصول على قرار إفلاس (أو ما يشابهه) ضده؛
(8) أي إجراءات تقوم بها الشركة أو إجراءات قانونية أو غيرها من الإجراءات أو الخطوات المتخذة فيما يتعلق بتعليق الدفعات أو وقف أي مديونية أو التصفية أو الحل أو إعادة الهيكلة الإدارية أو إعادة التنظيم (سواء عن طريق تسوية اختيارية أو من خلال برنامج تسوية أو غير ذلك) فيما يتعلق به؛ أو
(9) قيام أي محكمة بتعيين مصفي أو حارس قضائي أو حارس إداري أو مدير إلزامي أو أي موظف آخر مماثل في مواجهته أو على أي من الأصول الخاصة به، أو القيام بأي إجراء مماثل أو خطوة في أي اختصاص قضائي.

فترة الفائدة يقصد بها:

(1) بالنسبة للتسهيل (بما في ذلك تسهيل القرض لأجل محدد و تسهيل القرض المتجدد) فيما عدا تسهيل السحب على المكشوف أو تسهيل التمويل التجاري، كما هو محدد في خطاب عرض التسهيل و الحد المطبق والمعرف أيضاً في اتفاقية القرض لأجل محدد و\ أو اتفاقية عقد القرض المتجدد المعمول بها؛
(2) بالنسبة لتسهيل السحب على المكشوف، كل شهر تقويمي يبدأ في ويتضمن اليوم الأول من الشهر؛و
(3) بالنسبة لتسهيل التمويل التجاري، كل فترة تصبح الفائدة مستحقة عليها وفقاً للشروط التجارية القياسية .

الين والين الياباني يشير إلى العملة القانونية لليابان.
القانون يقصد به أي قانون (بما في ذلك القانون العام أو العرفي) أو نظام أساسي أو دستور أو مرسوم أو حكم قضائي أو معاهدة أو لائحة أو توجيهات أو قانون داخلي أو لوائح أو أي تدابير تشريعية أخرى تصدر من أي حكومة محلية أو هيئة رقابية أو قانونية أو محكمة ويشمل مصطلح اللوائح أي لائحة أو قاعدة أو أمر رسمي أو طلب أو مبدأ توجيهي (سواء بوجود أو عدم وجود قوة القانون) يصدر من أي هيئة حكومية أو هيئة حكومية دولية أو الهيئات التي تسمو على الهيئات الوطنية، أو وكالة أو إدارة أو سلطة رقابية أو أي منظمة أخرى. وتشمل تلك الموجودة بالدولة.
القرض يقصد به القرض الممنوح أو الذي سيمنح بموجب تسهيل أو المبلغ الرئيسي المستحق في الوقت الحالي من ذلك القرض.
الخسارة يقصد بها أية مطالبات أو رسوم أو تكاليف (بما في ذلك دون الحصر أي تكاليف قانونية أو مهنية) أو أضرار أو ديون أو مصاريف أو ضرائب أو مسؤوليات وأي دفعات أخرى أو خسائر من أي نوع كانت (بما في ذلك دون الحصر الخسائر المتعلقة بالعملات أو بتحويلها) أو الالتزامات أو الاتهامات أو الدعاوى أو القضايا أو المطالبات أو أسباب رفع الدعاوى أو إجراءات المحاكم أو القرارات أياً كان نوعها وبصرف النظر عن طريقة حسابها أو سببها، وسواء أكانت خسائر مباشرة أو غير مباشرة أو تبعية أو جزائية أو عرضية.
الهامش يقصد به المعنى المُحدد له في خطاب عرض التسهيل.
التأثير السلبي الجوهري يقصد به أي حدث من المتوقع بشكل معقول أن يكون له تأثير سلبي جوهري على:
أ. أعمال العميل أو عملياته أو ممتلكاته أو حالته (المالية أو غير ذلك) أو توقعاته؛ أو
ب. قدرة العميل أو، عند الاقتضاء، الضامن، على تنفيذ التزاماته بموجب مستندات التسهيل؛ أو
ج. صلاحية أو قابلية إنفاذ أو فعالية أو مرتبة أي ضمان ممنوح أو يزعم أنه ممنوح بموجب أي من مستندات التسهيل أو حقوق أو تعويضات البنك بموجب أي من مستندات التسهيل.
متوسط السعر المستهدف لصناديق الاحتياطي الفيدرالي للدولار الأمريكي يقصد به، فيما يتعلق بأي استخدام بالدولار في أي يوم، (أ) سعر الفائدة المستهدف قصير الأجل الذي حددته لجنة السوق المفتوحة الفيدرالية الأمريكية حسبما ينشره بنك الاحتياطي الفيدرالي في نيويورك من حين لآخر؛ أو (ب) إذا لم يكن هذا الهدف رقمًا واحداً، يكون المتوسط الحسابي لـ: (1) الحد الأعلى للنطاق المستهدف لسعر الفائدة قصير الأجل الذي حددته لجنة السوق المفتوحة الفيدرالية الأمريكية ونشره بنك الاحتياطي الفيدرالي في نيويورك؛ و (2) الحد الأدنى لهذا النطاق المستهدف بشرط أنه إذا كان هذا المعدل في كلتا الحالتين أقل من الصفر، فإنه يعتبر صفراً.
السعر الليلي يكون له المعنى الممنوح له في ملحق سعر SOFR الليلي، ملحق سعر SONIA الليلي، ملحق سعر SARON الليلي و ملحق سعر *TONAR الليلي*، كما مقتضى الحال.
البيانات الشخصية يقصد بها أي معلومات تتعلق بشخص أو مؤسسة وتتيح التعرف على هوية ذلك الشخص أو تلك المؤسسة بما في ذلك البيانات الشخصية التي قد تتضمن بيانات حساسة.
السعر المرجعي يقصد به السعر المطبق على التسهيل كما هو محدد في خطاب عرض التسهيل.
المراجعة يقصد بها المراجعة من قبل البنك لشروط وأحكام التسهيلات ومستندات التسهيل يتم تنفيذها وفقًا للبند 10 (*المراجعة*) من هذه الشروط والأحكام .
أجور المراجعة يقصد بها الأجور واجبة الدفع والمستحقة بذمة العميل للبنك وفقاً لبند 10 (*المراجعة*) من هذه الأحكام والشروط.
اتفاقية القرض المتجدد يقصد به الاتفاقية المبرمة بين البنك والعميل الذي ينص بموجبه على الأحكام والشروط التي بموجبها يكون البنك على استعداد لمنح تسهيل القرض المتجدد للعميل.
تسهيل القرض المتجدد يقصد به أي تسهيل معرّف على هذا النحو في خطاب عرض التسهيل وتكون الأحكام والشروط لهذا التسهيل مفصلة في اتفاقية القرض المتجدد.
جدول أسعار الفائدة الخالية من المخاطر (RFR) يقصد به:
أ. فيما يتعلق بالتسهيلات المقومة بالدولار الأمريكي: ملحق سعر SOFR الليلي وملحق سعر SOFR لأجل محدد؛
ب. فيما يتعلق بالتسهيلات المقومة بالجنيه الإسترليني: ملحق سعر SONIA الليلي وملحق سعر SONIA لأجل محدد؛
ج. فيما يتعلق بالتسهيلات المقومة بالفرنك السويسري: ملحق سعر SARON الليلي؛
د. فيما يتعلق بالتسهيلات المقومة بالين الياباني: ملحق سعر TONAR الليلي أو ملحق سعر TORF؛
في كل حالة حسبما ينطبق على خطاب عرض التسهيل.
العقوبات يقصد بها قوانين العقوبات أو اللوائح أو الحظر أو التدابير التقييدية التي تديرها أو تسنها أو تطبقها أي من سلطات العقوبات.
سلطات العقوبات يُقصد بها مكتب مراقبة الأصول الأجنبية التابع لوزارة الخزانة الأمريكية، أو وزارة الخارجية الأمريكية، أو مجلس الأمن التابع للأمم المتحدة، أو الاتحاد الأوروبي، أو وزارة الخزانة البريطانية، أو هيئة النقد في هونج كونج، أو الإمارات العربية المتحدة، ، أو غيرها من سلطات العقوبات ذات الصلة.
سعر الشاشة SARON يكون له المعنى المسند إليه في ملحق سعر SARON الليلي المرفق بخطاب عرض التسهيل.
سعر الشاشة يقصد به:

(1) فيما يتعلق بـ EIBOR ، سعر الفائدة المعروض بين البنوك الإماراتية يديره المصرف المركزي لدولة الإمارات العربية المتحدة (أو أي شخص آخر يتولى إدارة ذلك السعر) للدرهم الاماراتي والفترة ذات الصلة المعروضة على www.centralbank.ae (أو أي صفحة بديلة للبنك المركزي لدولة الإمارات العربية المتحدة التي تعرض هذا السعر أو على الصفحة المناسبة لمثل هذه الخدمات الإعلامية الأخرى التي تنشر ذلك السعر من وقت لآخر محل المصرف المركزي لدولة الإمارات العربية المتحدة)؛
(2) فيما يخص EURIBOR، سعر الفائدة المعروض بين البنوك الأوروبية والذي يديره معهد أسواق رأس المال الأوروبية (أو أي شخص آخر يتولى إدارة ذلك السعر) لفترة مساوية لفترة الفائدة وفقاً للمعروض على صفحة EURIBOR01 من شاشة تومسون رويترز (أو أي صفحة بديلة عن تومسون رويترز تعرض هذا السعر من وقت لآخر)، أو في الصفحة المناسبة من خدمة المعلومات التي تنشر ذلك السعر من حين لآخر بدلاً من تومسون رويترز. وفي حال لم تعد تلك الصفحة متاحة، يكون للبنك (بعد التباحث مع العميل) أن يحدد صفحة أو خدمة أخرى تتيح عرض السعر المناسب؛
(3) فيما يتعلق ب TIBOR، يكون سعر الفائدة المعروض بين البنوك في طوكيو وتديره إيبان شادان هوجين جي بي ايه TIBOR (أو أي شخص آخر يتولى إدارة ذلك السعر) لفترة مساوية لفترة الفائدة كما هي معروضة على الصفحات المناسبة من شاشة تومسون رويترز والمسماة بسعر TIBORللين الياباني بشرط أنه في حال تم استبدال الصفحة أو لم تعد تلك الخدمة متاحة، يجوز للبنك أن يحدد صفحة أخرى أو خدمة تتيح عرض السعر المناسب.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

الضمانة يقصد بها أي رهن عقاري أو رسوم أو رهن أو حجز أو أي حق ضمان آخر تضمن أي التزام للعميل أو أي اتفاقية أخرى أو ترتيب له نفس التأثير والنفاذ يقدمها شخص كضمانة لالتزامات العميل وفقاً لمستندات التسهيل بما فيه الضمانة المقدمة بموجب اتفاقيات الضمان وأي ضمانات مقدمة بموجب البند 9.2 أدناه.
اتفاقية الضمان يقصد بها كلاً من المستندات المشار إليها تحت القسم "الضمان/ الضمانات" في خطاب عرض التسهيل.
الخدمات يقصد بها (دون الحصر) (أ) فتح وحفظ حسابات العميل، (ب) تقديم التسهيلات الائتمانية وغيرها من الخدمات والمنتجات المصرفية للعميل، بما في ذلك التعامل بالأوراق المالية وخدمات الاستشارات الاستثمارية والوساطة والوكالات وخدمات الحافظ الأمين والمقاصة أو الحصول على خدمات تكنولوجية، و(ج) المحافظة على علاقة البنك مع العميل، بما في ذلك تسويق أو ترويج الخدمات أو الخدمات المالية أو المنتجات ذات الصلة بالعميل.
سياسة سعر الفائدة الصادرة عن بنك سويسرا الوطني يقصد بها المعنى المحدد للمصطلح "سعر الفائدة الصادر عن المصرف المركزي" في ملحق سعر SARON الليلي.
سعر الشاشة لمعدل التمويل المضمون لمدة ليلة واحدة (سعر الشاشة SOFR) يقصد به المعنى المحدد له في الملحق (*سعر SOFR الليلي*).
سعر الشاشة لمؤشر سعر الفائدة على الجنيه الإسترليني لمدة ليلة واحدة (سعر الشاشة SONIA) يقصد به المعنى المحدد له في الملحق (*سعر SONIA الليلي*).
الوقت المحدد يقصد به:

(1) فيما يتعلق بـ EIBOR ، في الساعة 12:00 ظهراً بتوقيت دبي، في تاريخ التحديد ذي الصلة؛ أو
(2) فيما يتعلق بـ EURIBOR ، في الساعة 11:00 صباحاً بتوقيت بروكسل، في تاريخ التحديد ذي الصلة؛ أو
(3) فيما يتعلق بـ TIBOR ، الساعة 11:00 صباحاً بتوقيت طوكيو، في تاريخ التحديد ذي الصلة.

الشروط الاعتيادية لخدمات التمويل التجارية والتخصيم يقصد بها:

(1) الشروط الاعتيادية لمنتجات التمويل التجارية والتخصيم الخاصة بالبنك (وتعديلاتها من وقت لآخر) والتي تم أو سيتم تزويد العميل بنسخة منها من قبل البنك أو التي من الممكن للعميل الحصول على نسخة منها وقراءتها وطباعتها عن طريق الموقع الإلكتروني (http://www.gbm.hsbc.com/gtrfstt)، أو (كما يقتضي الحال)
(2) تلك الشروط والأحكام الاعتيادية لمنتجات التمويل التجارية والتخصيم الخاصة بالبنك والمنصوص عليها في "إتفاقية التمويل التجاري العامة" المعمول بها والموقعة أو التي ستوقع فيما بين االعميل و البنك قبل استخدام العميل لأي من تسهيلات التمويل التجاري الممنوحة بموجب خطاب عرض التسهيل.

المالك الأساسي يكون له المعنى المحدد له بموجب القوانين الضريبية المحلية أو الأجنبية أو الإرشادات الرقابية أو الاتفاقيات الحكومية الدولية أو اتفاقيات التعاون الحكومية الدولية.
الحد/السقف الفرعي يقصد به، فيما يتعلق بالتسهيل، "الحد الفرعي" لهذا التسهيل على النحو المنصوص عليه في خطاب عرض التسهيل.
نظام TARGET2 يقصد به نظام الدفع عبر التحويل السريع للتسوية الإجمالية الفورية في الوقت الفعلي عبر أوروبا الذي يستخدم منصة مشتركة واحدة والذي تم إطلاقه في 19 نوفمبر 2007.
يوم نظام TARGET يقصد به أي يوم يتم فيه فتح نظام TARGET2 لتسوية المدفوعات باليورو.
تعرفة الرسوم يقصد بها المستند المسمى *"تعرفة رسوم الخدمات للأعمال"* من وقت لآخر والمعمول بها والمتوفرة في فروع البنك التجارية، و/أو القابلة للتحميل من موقع البنك على شبكة الانترنت.
ضريبة يقصد بها أية ضريبة حالية أو مستقبلية أو رسوم دفع أو أية مبالغ أو تقييمات أو رسوم من أي طبيعة كانت لازمة الدفع مقتطعة أو مخصومة أو من أي نوع آخر (بما في ذلك أية غرامات أو فوائد أو إضافات تدفع كغرامة امتناع عن سداد أو التأخر في سداد ضريبة). التي تفرضها أي حكومة أو أي هيئة ضريبية أخرى فيما يتعلق بأي مدفوعات بموجب أي تسهيلات بخلاف أي دمغة اختام.
مصلحة الضرائب يقصد بها سلطات الضرائب المحلية أو الأجنبية أو سلطات تحصيل الأموال أو السلطات المالية أو النقدية.
المعلومات الضريبية يقصد بها:

(1) فيما يتعلق بعميل فرد، أية مستندات أو معلومات تتعلق بالفرد أو بهوية الفرد أو وضعه الضريبي بما في ذلك على سبيل المثال لا الحصر اسم/أسماء الفرد أو عنوانه/عناوينهم وعمره وتاريخ الولادة ومكان الولادة والجنسية وموطنه ومكان خضوعه للضريبة وعنوانه لغايات الضريبة ورقمه الضريبي (حسب مقتضى الحال) وحالته الشخصية أو الاجتماعية ويشمل ذلك، حسب مقتضى الحال، نماذج W9 و W8-BEN حسبما تصدر عن دائرة الإيرادات الداخلية للولايات المتحدة الأمريكية وتعديلاتها وملحقاتها واستبدالاتها من وقت لآخر أو نموذج "التقييم الذاتي" حسب تعريفه بموجب القوانين المحلية أو الأجنبية أو الإرشادات الرقابية أو الاتفاقيات الحكومية الدولية أو اتفاقيات التعاون الحكومية الدولية؛ أو
(2) فيما يتعلق بالمنشآت من العملاء، أية مستندات أو معلومات خاصة بالمنشأة أو بالمالك المنتفع من المنشأة أو "المالكين الأساسيين" أو "الأشخاص المسيطرين" المتعلقة بشكل مباشر أو غير مباشر بـ (i) معلومات حول حالة المنشأة أو (ii) الشخص أو هوية الشخص أو الوضع الضريبي (حيث يكون هذا الشخص هو "شخص مسيطر" أو "مالك أساسي" أو "مالك منتفع لحساب محدد") بما في ذلك دون الحصر اسم/أسماء الأشخاص أو عنوانه/عناوينهم والعمر وتاريخ الولادة ومكان الولادة والجنسية والمواطنه ومكان الخضوع للضريبة والعنوان لغايات الضريبة والرقم الضريبي (حسب مقتضى الحال) والحالة الشخصية أو الاجتماعية (ويشمل حسب مقتضى الحال نماذج W9 وW8-BEN والحفاظ على المعلومات المالية الخاصة بالضرائب والحساب والإفصاح عنها والإبلاغ عنها إلى أي سلطة ضريبية أو مالية محلية أو أجنبية.

الشروط والأحكام يقصد بها هذه *الشروط والأحكام العامة المعمول بها على التسهيلات الائتمانية المصرفية للأعمال* (إلى جانب أي ملاحق ذات صلة) كما تم تعديلها أو إعادة صياغتها أو تغييرها أو استكمالها أو تجديدها أو استبدالها أو تغييرها بطريقة أخرى وفقا للبند 21 (*التعديلات والإنهاء*) أدناه.
اتفاقية القرض لأجل: يقصد به الاتفاقية المبرمة فيما بين العميل والبنك والذي يتم بموجبه تحديد الأحكام والشروط لمنح البنك القرض لأجل محددإلى العميل.
تسهيل القرض لأجل: أي تسهيل يتم تعريفه في خطاب عرض التسهيل على أنه تسهيل قرض لأجل محدد والذي تكون الاحكام والشروط المتعلقة بهذا التسهيل مفصلة في خطاب عرض التسهيل (وملاحقه) واتفاقية القرض لأجل محدد ذات الصلة.
السعر المرجعي SOFR لأجل: يقصد به المعنى المحدد له في ملحق سعر *SOFR لأجل*.
سعر الشاشة لمعدل التمويل لأجل محدد المضمون لمدة ليلة واحدة (سعر الشاشة SOFR لأجل) يقصد به المعنى المحدد له في ملحق سعر *SOFR لأجل محدد*.
سعر مؤشر سعر الفائدة على الجنيه الإسترليني لمدة ليلة واحدة للتمويل لأجل محدد (سعر SONIA لأجل) يقصد به المعنى المحدد له في ملحق سعر *SONIA لأجل محدد*.
سعر الشاشة لمؤشر سعر الفائدة على الجنيه الإسترليني لمدة ليلة واحدة للتمويل لأجل محدد (سعر الشاشة SONIA لأجل) يقصد به المعنى المحدد له في ملحقسعر *SONIA لأجل محدد*.
TIBOR يقصد به، فيما يتعلق بأي تسهيل مقوم بالين الياباني، سعر الشاشة المطبق اعتباراً من الوقت المحدد في تاريخ التحديد ذي الصلة ولفترة تساوي في الطول فترة الفائدة لذلك السحب.
سعر الشاشة لمتوسط سعر الفائدة ليوم واحد في طوكيو (سعر شاشة TONAR) يقصد به المعنى المحدد له في ملحق سعر *TONAR الليلي*.
السعر المرجعي لسعر الفائدة لأجل محدد الخالي من المخاطر في طوكيو (السعر المرجعي TORF) يقصد به المعنى المحدد له في ملحق السعر المرجعي TORF.
سعر الشاشة لسعر الفائدة لأجل محدد الخالي من المخاطر في طوكيو (سعر الشاشة TORF) يقصد به المعنى المحدد له في ملحق السعر المرجعي TORF.
تسهيل التمويل التجاري يقصد بها التسهيل الذي يخضع للأحكام التجارية القياسية المحدد على هذا النحو في خطاب عرض التسهيل.
الدولار الأمريكي والدولار يشير إلى العملة القانونية للولايات المتحدة الأمريكية.
الموقع الالكتروني يقصد به الموقع الالكتروني الخاص بالبنك علىwww.hsbc.com.ae

1.2 **التفسير**

1) جميع التواريخ والأوقات المشار إليها تكون بالتقويم الميلادي وبحسب وقت الدولة، على التوالي.
2) أي إشارة إلى "شهر" تكون إشارة إلى فترة تبدأ في يوم في الشهر الميلادي وتنتهي في اليوم الموافق عدديا من الشهر الميلادي التالي (وأية إشارة إلى "أشهر" تفسر وفقا لذلك) شريطة أنه إذا بدأت فترة في يوم العمل الأخير في شهر تقويمي وليس هناك يوم مقابل له عدديا في الشهر الذي تنتهي فيه تلك الفترة، فإن الفترة تنتهي في آخر يوم عمل من ذلك الشهر.
3) أي إشارة إلى شخص أو أشخاص يقصد بها أي فرد أو شركة أو مؤسسة أو حكومة أو دولة أو وكالة أو مؤسسة حكومية أو أي جمعية أو مشروع مشترك أو اتحاد أو شراكة أو كيان آخر (سواء بوجود أو عدم وجود شخصية اعتبارية منفصلة).
4) ما لم يتم تحديد غير ذلك، فإن أي إشارة إلى بند هو إشارة إلى بند في هذه الشروط والأحكام.
5) أي إشارات إلى المفرد تشمل الجمع والعكس صحيح.
6) في حالة وجود أي تعارض بين هذه الأحكام والشروط وأية أحكام وشروط خاصة منصوص عليها في خطاب عرض التسهيل، أو في أي اتفاقيات أخرى ذات صلة، فإن الأحكام والشروط الأخرى هي التي تسود.
7) أي إشارة إلى "يشمل" أو "يتضمن" تكون إشارة إلى يشمل أو يتضمن دون الحصر.
8) أي إشارات إلى أي سعر المصرف المركزي تشمل أي سعر يخلف ذلك السعر أو يحل محله.
9) أي إشارات إلى صفحة أو شاشة خدمة معلومات تعرض سعر فائدة تشمل:
   1) أي خدمة بديلة لخدمة المعلومات تلك تعرض ذلك السعر؛ و
   2) الصفحة المناسبة في خدمة المعلومات الأخرى التي تنشر ذلك السعر من حين لآخر بدلاً من خدمة المعلومات تلك،

وفي حال لم تعد تلك الصفحة أو الخدمة متاحة، تشمل أي صفحة أو خدمة تعرض ذلك السعر والتي يحددها البنك بعد التباحث مع العميل.

1.3 بغض النظر عن أي قانون معمول به، لا يكون لأي شخص (باستثناء أعضاء مجموعة إتش إس بي سي) ليس طرفاً بمستندات التسهيل، الحق في فرض أو التمتع بالمزايا المصاحبة لأي من الأحكام في مستندات التسهيل.
1.4 إن العناوين المستخدمة في هذه الشروط والأحكام هي لأغراض التيسير المرجعية فقط ولا تؤثر على بناء هذه الشروط والأحكام أو تؤخذ في الاعتبار عند تفسيرها.

2 التسهيلات غير الملزمة، طلب السحب، والسداد عند الطلب

2.1 للعميل أن يقدم طلب سحب تسهيل فقط بعد أن يؤكد البنك بأنه قد تسلم كافة المستندات والإثباتات اللازمة والمنصوص عليها في مستندات التسهيل بالصيغة والمضمون المقبولين للبنك.
2.2 دون الإخلال بنص البند 2.3 أدناه، يكون طلب السحب غير قابل للإلغاء ويعتبر الطلب مقدم أصولياً في كل من الحالات التالية:

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

1) كان تاريخ السحب للتسهيل هو يوم عمل من ضمن فترة الإتاحة (حيثما ينطبق ذلك) ؛
2) لم تتجاوز المبالغ المستخدمة بالفعل بموجب التسهيل؛ بالإضافة إلىالمبلغ المنصوص عليه في طلب السحب السقف الاجمالي للتسهيل أو حد الائتمان أوالحد الفرعي ؛
3) كانت العملة المنصوص عليها في طلب السحب تتوافق مع عملة التسهيل، أو قام البنك بمنح موافقته الكتابية المسبقة على أية عملة بديلة بخصوص طلب سحب معين في العملة البديلة.

2.3 يقر العميل صراحةً ويوافق على انه:

أ. ما لم يتم الإشارة إلى خلاف ذلك في مستندات التسهيل، فإن جميع التسهيلات (باستثناء تسهيلات القروض لأجل محدد وتسهيلات القروض المتجددة) تعتبر غير ملزمة وقابلة للسداد عند الطلب. ونتيجة لذلك، يجوز للبنك، في أي وقت ووفقًا لتقديره الوحيد والمطلق ما يلي:

1. قبول أو رفض طلب السحب،
2. أن يخفض أو يلغي جزئياً أو كلياً أي أو كل التسهيلات غير المستخدمة، و
3. المطالبة بالسداد الفوري جزئياً أو كلياً لكل أو بعض المبالغ المستحقة فيما يتعلق بهذه التسهيلات في أي وقت بعد إعسار العميل أو مخالفته لأي أحكام لأي مستند تسهيل،
4. طلب تسديد كل أو بعض المبالغ المستحقة والمتعلقة بالتسهيلات عند انتهاء مهلة الثلاثين 30(يوماً) التي منحها البنك، و/أو
5. طلب ايداع أية مبالغ نقدية مع البنك من قبل العميل كضمان كامل لتغطية جميع الالتزامات الطارئة أو غير المستحقة على العميل للبنك كما هو مبين أدناه (بالصيغة التي يقررها البنك).

ب. دون المساس بحقوق البنك المنصوص عليها في البند 2.3 (أ) أعلاه، إذا لم يودع العميل الضمان النقدي للبنك بموجب البند 2.3 (أ) (5) في غضون 10 أيام عمل من تاريخ تقديم الطلب، يحق للبنك، عن طريق اخطار العميل، تطبيق تسعير العمولة المنصوص عليه في تعرفة الرسوم فيما يتعلق بتسهيل التمويل التجاري المعمول به (والسندات الصادرة بموجبه) بغض النظر عن أي مبالغ عمولة أخرى مفصلة في خطاب عرض التسهيل، والتي يجب على العميل دفعها وفقًا لتعرفة الرسوم.

2.4 يقر العميل أيضاً ويوافق على أنه بتقديمه لطلب السحب، يؤكد العميل أن الإقرارات والضمانات المدرجة في البند 4 (*الإقرارات والضمانات*) أدناه صحيحة ودقيقة وستظل كذلك في تاريخ السحب.

3 الغرض

يتعين على العميل تخصيص كافة المبالغ المقترضة بموجب التسهيل للغرض المنصوص عليه في خطاب عرض التسهيل (مع مراعاة قوانين الدولة ذات العلاقة، ولا يكون البنك ملزماً بمراقبة أو التحقق من استخدام أي مبلغ مقترض بموجب التسهيلات)

4 الإقرارات والضمانات

4.1 عند توقيع مستندات التسهيل، يقر ويتعهد العميل للبنك بأنه بتاريخ مستندات التسهيل وبالتواريخ المشار إليها في البند 4.2 أدناه، بأنه:

1. شركة منظمة أو مؤسسة وقائمة ومسجلة بشكل أصولي وفقا لقوانين الدولة التي تم تنظيمها وتأسيس الشركة بموجبها؛ وهي وفق تلك القوانين قائمة بشكل سليم؛
2. لديه صلاحية إبرام وأداء وتسليم، وتنفيذ، واتخذ جميع الإجراءات اللازمة لإبرام وتسليم وتنفيذ مستندات التسهيل وأي مستندات أخرى تتعلق بمستندات التسهيل الذي هو طرف فيها، والالتزامات التي تم التعبير عن تحملها بموجب مستندات التسهيل وأي مستندات أخرى تتعلق بمستندات التسهيل الذي هو طرف فيها تشكل التزامات قانونية, صحيحة وملزمة وواجبة النفاذ عليه وفقا لشروط كل منها (رهناً بقوانين الإفلاس أو إعادة التنظيم أو الإعسار أو وقف السداد أو القوانين المماثلة التي تؤثر على حقوق الدائنين عموماً، ورهناً بقابلية النفاذ، بمبادئ الإنصاف ذات التطبيق العام (بغض النظر عما إذا كان الإنفاذ مطلوب في إجراء قضائي أو تحكيمي)
3. لا يتعارض ولن يتعارض إبرامه في أو تسليمه أو أدائه للمعاملات المنصوص عليها في مستندات التسهيل مع ولن يخالف (1) أية قوانين مطبقة عليه أو(2) أي أحكام في مستنداته التأسيسية (3) أو أي أمر أو حكم صادر عن أي محكمة أو وكالة حكومية أخرى يسري عليه أو على أي من أصوله؛ أو (4) أو اتفاقية أو سند ملزم له أو لأصوله
4. كافة التفويضات المطلوبة أو المتوجب الحصول عليها:
   I. لتمكينه قانونياً من إبرام مستندات التسهيل وممارسة حقوقه والامتثال لالتزاماته بموجب مستندات التسهيل؛
   II. لممارسة أنشطته التجارية والعادية؛ و
   III. لجعل مستندات التسهيل مقبولة كدليل في الدولة التي تم تأسيس الشركة فيها،
   قد تم الحصول عليها وأن تكون سارية المفعول ونافذة بشكل كامل وقد تم الامتثال لجميع شروط أي من هذه التراخيص
5. يتم الاعتراف باختيار القانون الواجب التطبيق على مستندات التسهيل وإنفاذه في الدولة التي تم تأسيس الشركة بها؛
6. يتم الاعتراف بأي حكم يتم الحصول عليه فيما يتعلق بمستندات التسهيل ضمن الاختصاص القضائي للقانون المطبق على مستندات التسهيل وتنفيذه في الدولة التي تم التأسيس الشركه فيها؛
7. (فيما عدا اتفاقية الضمان المحكومة بقوانين الدولة) فإنه ليس من الضروري أن يتم تقديم او تسجيل أو إدراج مستندات التسهيل، لدى أي محكمة أو سلطة أخرى في الدولة التي تم التأسيس بها أو أن يتم دفع أي رسوم طوابع أو تسجيل أو توثيق أو ضرائب أو رسوم مماثلة على أو فيما يتعلق بمستندات التسهيل أو المعاملات المنصوص فيها؛
8. ليس معسراً ولا يوجد سبب للاعتقاد، بعد القيام بالتحقيق الواجب، بأنه من المرجح أن يكون معسراً في المستقبل المنظور ؛
9. أن يكون لديه ملكية صحيحة وسارية على، أو عقود إيجار سارية المفعول أو تراخيص، وجميع التراخيص اللازمة لاستخدام، الأصول اللازمة لمواصلة أعماله على النحو الذي تجري به في الوقت الحاضر ؛
10. تكون مطالبات البنك في مواجهة العميل بموجب مستندات التسهيل في جميع الأوقات بمرتبة تساوي ولا تقل مرتبة عن مطالبات الدائنين لكافة ديونه غير المضمونة أو غير الثانوية؛
11. لا يوجد أي إجراءات تقاضي أو تحكيم أو إجراءات إدارية جوهرية (بما في ذلك التي تتعلق بإفلاس أو تصفية أو حل العميل)، لدى أو من قبل أي محكمة أو لجنة قضائية أو جهة أو سلطة حكومية، أو محكم أو مسؤول معلقة (حسب علم العميل) أو تعرضه أو تعرض أي من أصوله للتهديد بها؛ (بما في ذلك على سبيل المثال لا الحصر العقوبات، أو الجرائم المالية، أو قوانين قوانين مكافحة الفساد (على النحو المحدد أدناه)),
12. عدم حدوث أي حدث أو ظرف أو استمرار ذلك الحدث أو الظرف خلال مدة الـ 180 يوم الأخيرة والتي قد يكون لها تأثير سلبي جوهري؛
13. القيام بـ وتنفيذ والوفاء بكافة الأعمال والشروط والأمور المطلوب القيام بها والوفاء بها وتنفيذها من أجل جعل مستندات التسهيل مقبولة كدليل قد تم أو سيتم القيام بها أو استيفاؤها وأداءها؛
14. يكون لدى كل من موظفيه وكادره ومديريه أو وكلائه أو أي شخص آخر لديه حق الوصول إلى أي برنامج تعامل إلكتروني يقدمه البنك للعميل، السلطة والقدرة والصلاحية للموافقة على هذه الشروط والأحكام والأسعار وأية التزامات أخرى ذات صلة بمثل هذه المعاملات ويكون العميل ملزماً وفقًا لذلك، سواءً وافق شفوياً أو إلكترونياً أو عبر الإنترنت أو خطياً؛

ش. أن تكون المعلومات المقدمة إلى البنك فيما يتعلق بمستندات التسهيل صحيحة وكاملة ودقيقة من كافة النواحي المادية وأن لا يكون العميل على علم بأي وقائع أو ظروف لم يتم الكشف عنها للبنك والتي من شأنها، في حال الكشف عنها، أن تؤثر سلباً على قرار أي شخص يدرس إمكانية توفير التمويل للعميل أم لا؛ و

ع. يدخل في مستندات التسهيل، بما في ذلك كل عقد من عقود الصرف الأجنبي، بصفتها أصيلاً وليس كوكيل لأي شخص أو كيان؛

ف. يدير أعماله بما يتوافق مع قوانين مكافحة الفساد المعمول بها، بما في ذلك قانون الرشوة في المملكة المتحدة لعام 2010، وقانون الممارسات الأجنبية الفاسدة في الولايات المتحدة الأمريكية لعام 1977، والقوانين المماثلة في الولايات القضائية الأخرى، بما في ذلك قوانين الدولة ("**قوانين مكافحة الفساد**")، وقد وضعت الشركة سياسات وإجراءات مصممة لتعزيز وتحقيق الامتثال لقوانين مكافحة الفساد هذه؛

ص. لم يقم العميل أو أي من الشركات الفرعية أو أي من المدراء أو المسؤولين أو العاملين لديه أو ممثليه أو المدراء أو العاملين لدى الشركات التابعة أو ممثلي الشركات التابعة هو فرد أو جهة أو هيئة ("**شخص**") مملوكة من أو تدار من قبل شخص أو أشخاص (أ) محل أية عقوبات (ب) موجودون أو منظمون أو مقيمون في بلد أو منطقة أو إقليم تكون هي، أو حكومتها،محل عقوبات بما في ذلك على سبيل المثال القرم، المناطق التي لا تسيطر عليها الحكومة في أوكرانيا، كوبا، ايران، كوريا الشمالية و سوريا فيما عدا الحد الذي تؤدي هذه الاقرارات والتعهدات إلى مخالفة قرار المفوضية الاوروبية رقم 2271 لسنة 1996 وتعديلاته.

ض. لم يقع أي حالة من حالات التقصير (كما هو محدد في أي مستندات التسهيل) ولا يزال مستمرا ولن يقع أي حدث أو ظرف من هذا القبيل نتيجة دخوله أو تنفيذ التزاماته بموجب مستندات التسهيل أو أي مستند دعم ائتمان (كما هو محدد في الملحق ب) يكون طرفا فيها.

4.2 تعتبر التعهدات والضمانات الواردة في البند 4.1 متكررة يوميا (أ) خلال فترة الإتاحة إذا طبقت،(ب) في حال بقيت أية مبالغ بموجب أي تسهيلات مستحقة (ت) وعلى تاريخ أي سحب. و(ه) على كل تاريخ يتم فيه إبرام عقد صرف العملات الأجنبية؛

4.3 يجب على العميل على الفور إخطار البنك في أي وقت في حال أصبح أي تعهد أو ضمان في مستندات التسهيل (بما في ذلك تلك الموجودة في البند 4.1 أعلاه) غير صحيح.

5 التعهدات

5.1 بخلاف سياق التداول الاعتيادي وعلى أساس شروط التعامل التي يحددها السوق، لا يحق للعميل:
1) الدخول في معاملة أو مجموعة من المعاملات (سواءً ذات صلة أم لا) وسواء كانت اختيارية أو غير اختيارية لبيع أو تأجير أو نقل أو التصرف في أي أصوله؛
2) أن يبيع أو ينقل أو يتصرف في أي من مستحقاته بشروط حق الرجوع؛
3) الدخول في أية ترتيبات بموجبها يمكن تطبيق الاموال أو مصلحة بنك آخر أو أي حساب آخر محل مقاصة أو دمج مع حسابات أخرى،

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

4) أن يقوم بمنح ضمان أو تعويض أو لصالح أي شخص أو تحمل أية التزامات فعلية أو طارئة فيما يتعلق بإلتزامات أي شخص، أو
5) الدخول في ترتيبات تفضيلية يكون لها ذات النتيجة بغض النظر عما إذا كانت مثل هذه الترتيبات أو المعاملات تم الاتفاق عليها ابتداءاً كوسيلة لزيادة المديونية أو لتمويل الإستحواذ على أحد الأصول.

5.2 يلتزم العميل بالتأمين على أعماله وأصوله مع المكتتبين ذوي السمعة الحسنة أو لدى شركات التأمين(على النحو المتفق عليه مع البنك (الذي يتصرف بشكل معقول)) ضد تلك المخاطر وفي الحدود المعتادة للشركات التي تقوم بالأعمال نفسها أو المماثلة لأعمال العميل. ويكون للبنك الحق في تجديد أي من بوالص تأمين العميل من تلقاء نفسه (وعلى نفقة العميل) وذلك في حال لم يقدم العميل وثيقة التأمين المجددة إلى البنك قبل أسبوع واحد من تاريخ انتهاء وثيقة التأمين الحالية.

5.3 يجب على العميل:

1. ممارسة أعماله بالامتثال للقوانين وتشمل لتجنب الشك قوانين مكافحة الفساد المعمول بها؛
2. الحفاظ على سياسات وإجراءات تهدف إلى تعزيز وتحقيق الامتثال لقوانين مكافحة الفساد؛ و
3. أن لا يقوم بطريقة مباشرة أو غير مباشر باستخدام عوائد السحب أو إقراض أو المساهمة في أو منح هذه العوائد لأي شركة تابعة أو مشروع مشترك أو شخص آخر بهدف (أ) تمويل نشاطات أو أعمال أي شخص أو دولة أو منطقة التي تكون في وقت التمويل أو تكون حكومته خاضعة للعقوبات، (ب) في أي شكل من الأشكال التي يمكن أن ينجم عنها مخالفة العقوبات من قبل أي شخص (بما في ذلك أي شخص يساهم في السحب، سواء أكان هذا الشخص مكتتباً أو مستشاراً أو مستثمراً أو أي شخص آخر) فيما عدا الحد الذي تؤدي هذه الاقرارات والتعهدات إلى مخالفة قرار المفوضية الاوروبية رقم 2271 لسنة 1996 وتعديلاته، أو (ت) لتمويل أي أنشطة أو أعمال بشكل مباشر أو غير مباشر مع روسيا؛ أو (ث) لأي غرض قد يؤدي إلى مخالفة قوانين مكافحة الفساد.

5.4 باستثناء الموافقة الكتابية المسبقة من البنك، لا يجوز للعميل إجراء أي تغيير جوهري في الطبيعة العامة لأعماله عن تلك التي كان يقوم بها في تاريخ خطاب عرض التسهيل.

5.5 يجب على العميل أن يقدم على الفور أي نماذج أو مستندات أو شهادات أو معلومات يطلبها البنك من وقت لآخر بما في ذلك ما يتعلق بالوضع المالي وأصول وعمليات مجموعة العميل و/أو أي عضو من أعضاء مجموعة العميل (بما في ذلك أي توضيح أو تفسير مطلوب لأي بند في البيانات المالية أو الميزانيات أو غيرها من المواد التي يقدمها العميل، وأي تغييرات في إدارة المجموعة، ونسخة محدثة من سجل المساهمين وتوقعات التدفقات النقدية المحدثة.

5.6 يجب على العميل أن يقدم إلى البنك نسخة من بياناته المالية السنوية المجمعة المدققة في موعد أقصاه 180 يوماً من نهاية السنة المالية الخاصة به، ما لم يتفق البنك على خلاف ذلك خطياً.

5.7 يجب على العميل أن يخطر البنك كتابة على الفور في حالة حدوث تغيير في ملكيته عن ملكيته القائمة في تاريخ خطاب عرض التسهيل.

5.8 يجب على العميل الوفاء بإلتزاماته:

1) فيما يتعلق بكافة التسهيلات، في بند "الشروط الإضافية" في خطاب عرض التسهيل؛ و
2) فيما يتعلق بكل تسهيل، في بند "الشروط" لهذا التسهيل الوارد في الجدول ذي الصلة في في خطاب عرض التسهيل.

5.9 يجب على العميل، في جميع الأوقات، الحصول على جميع التراخيص اللازمة والامتثال لشروطها والقيام بكل ما هو ضروري للحفاظ على جميع التراخيص المطلوبة سارية المفعول لتمكينه من أداء التزاماته بموجب مستندات التسهيل وكل تسهيل بموجبها بشكل قانوني.

5.10 يجب على العميل الامتثال من جميع النواحي الجوهرية لجميع القوانين المعمول بها التي قد يخضع لها إذا كان عدم الامتثال من شأنه أن يضعف بشكل جوهري قدرته على أداء التزاماته بموجب مستندات التسهيل أو أي تسهيلات بموجبها.

5.11 يجب على العميل إخطار البنك على الفور في حالة اذا اصبح أي إقرار أو ضمان في هذه الشروط والأحكام في أي وقت من الأوقات غير صحيحاً أو دقيقاً في أي جانب جوهري.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

HSBC

6 **الدفعات**

6.1 السعر المرجعي لأي سحب هو:

1. بالنسبة لتسهيل التمويل التجاري، يتم تحديد النسبة المئوية للسنة الواحدة من خلال تطبيق السعر المرجعي ذي الصلة بخصوص فترة يتم تحديدها كما يلي:

1) **تسهيلات EIBOR**

مدة السحب	مدة السعر المرجعي
لغاية أسبوع واحد كحد أقصى	EIBOR أسبوع واحد
أكثر من اسبوع و لغاية شهر واحد	EIBOR لمدة شهر واحد
أكثر من شهر واحد ولغاية ثلاثة أشهر	EIBOR لمدة ثلاثة أشهر
أكثر من ثلاثة أشهر ولغاية ستة أشهر	EIBOR لمدة ستة أشهر
أكثر من ستة أشهر ولغاية اثني عشر شهراً	EIBOR لمدة اثني عشر شهر

2) **تسهيلات EURIBOR**

مدة السحب	مدة السعر المرجعي
لغاية أسبوع واحد كحد أقصى	EURIBOR لمدة أسبوع واحد
أكثر من أسبوع واحد ولغاية شهر واحد	EURIBOR لمدة شهر واحد
أكثر من شهر واحد ولغاية ثلاثة أشهر	EURIBOR لمدة ثلاثة أشهر
أكثر من ثلاثة أشهر ولغاية ستة أشهر	EURIBOR لمدة ستة أشهر
أكثر من ستة أشهر ولغاية اثنى عشر شهرا	EURIBOR لمدة اثنى عشر شهرا

3) **تسهيلات سعر SONIA لأجل**

مدة السحب	مدة السعر المرجعي
لغاية شهر واحد	سعر شاشة SONIA لأجل محددلمدة شهر واحد
أكثر من شهر واحد وحتى ثلاثة أشهر	سعر شاشة SONIA لأجل محددلمدة ثلاثة أشهر
أكثر من ثلاثة أشهر وحتى ستة أشهر	سعر شاشة SONIA لأجل محددلمدة ستة أشهر
أكثر من ستة أشهر وحتى اثني عشر شهراً	سعر شاشة SONIA لأجل محددلمدة اثني عشر شهراً

4) **تسهيلات سعر SOFR**

مدة السحب	مدة السعر المرجعي
لغاية شهر واحد	سعر شاشة SOFR لأجل محددلمدة شهر واحد
أكثر من شهر واحد وحتى ثلاثة أشهر	سعر شاشة SOFR لأجل محددلمدة ثلاثة أشهر
أكثر من ثلاثة أشهر وحتى ستة أشهر	سعر شاشة SOFR لأجل محددلمدة ستة أشهر
أكثر من ستة أشهر وحتى اثني عشر شهراً	سعر شاشة SOFR لأجل محددلمدة اثني عشر شهراً

5) **تسهيلات TIBOR**

مدة السحب	مدة السعر المرجعي
لغاية أسبوع واحد كحد أقصى	TIBOR لمدة أسبوع واحد
أكثر من أسبوع واحد ولغاية شهر واحد	TIBOR لمدة شهر واحد
أكثر من شهر واحد وحتى ثلاثة أشهر	TIBOR لمدة ثلاثة أشهر
أكثر من ثلاثة أشهر وحتى ستة أشهر	TIBOR لمدة ستة أشهر
أكثر من ستة أشهر وحتى اثني عشر شهراً	TIBOR لمدة اثني عشر شهراً

2. بالنسبة لكافة التسهيلات الأخرى (بما في ذلك تسهيلات القرض لأجل محددوتسهيلات القرض المتجدد أو تسهيلات التمويل التجاري خلاف تلك الموضحة أعلاه)، يكون السعر المرجعي المنصوص عليه بخصوص التسهيل ذي الصلة في خطاب عرض التسهيل.

6.2 يقوم العميل بإجراء كافة الدفعات المطلوبة بموجب مستندات التسهيل وفقا لعملة التسهيل في تواريخ استحقاق كل منها (أو، في حال كان تاريخ الاستحقاق ليس يوم عمل، أن يتم الدفع في يوم العمل التالي لتاريخ الاستحقاق على أن يتم تعديل أي مبلغ فائدة مستحق في ذلك التاريخ وفقا لذلك).

6.3 يقوم العميل (أ) بتفويض البنك بالوفاء وتسديد التزاماته (بما فيها أي مبلغ دين أساسي وفائدة وفائدة التاخير وتكاليف ونفقات وأجور) عندما تكون هذه المبالغ مستحقة الدفع وواجبة الأداء بموجب مستندات التسهيل وذلك من خلال اقتطاع هذه المبالغ من أي حساب وتحويل تلك المبالغ للبنك، شريطة أن يبقى العميل مسؤولاً عن أي وكافة التزامات السداد فيما يتعلق بأي التزام سداد وحتى يتم الاستيفاء بالكامل (ب) يقر العميل بأن أي خصم من الممكن أن يترتب عليه تطبيق فائدة السحب على المكشوف من قبل العميل، وذلك بسعر الفائدة المطبق على السحب على المكشوف غير المصرح به كما هو موضح في تعرفة الرسوم (

6.4 مالم ينص على خلاف ذلك، تكون كافة المبالغ المدفوعة بموجب مستندات التسهيلات غير متضمنة أية ضريبة قيمة مضافة و/أو ضريبة مبيعات و/أو إستعمال و/أو بضائع أو خدمات و/أو أعمل و/أو دمغة و/أو أية ضرائب أخرى مماثلة. ستطبق كافة الضرائب بما يتوافق مع التشريعات ذات الصلة وتشمل المعمول بها بالدولة وسيقوم البنك بإصدار فواتير سارية أو أية مستندات أخرى كما يقتضي الحال.

6.5 يتوجب على العميل القيام بكافة الدفعات دون إجراء أي مقاصة أو مطالبة مضادة أو حجز أو إقتطاع أو حجب من المبلغ، ما لم تكن هذه الحسميات يتطلبها القانون. إذا استوجب القانون أن يتم إقتطاع أو حجز أو حجب مبلغ معين (بما في ذلك على حساب أي ضريبة) فإنه يتوجب على العميل أن:

i. يقوم بزيادة المبلغ المودع بحيث يتلقى البنك، بعد إجراء الحد الأدنى من الحجز أوالاقتطاع أو الحجب المطلوب، مبلغًا صافيًا لا يقل عن المبلغ الذي كان سيحصل عليه البنك لو لم يتم هذا الحجز أو الخصم أو الحجب؛

ii. يزود البنك خلال (ثلاثون) 30 يوم من قيامه بمثل هذه الدفعة، بوثيقة صادرة من السلطات الضريبية ذات الإختصاص تفيد تسلمهم المبلغ المقتطع أو المحجوز أو المحجوب؛ و

iii. يقوم فوراً،عند طلب البنك، بأن يدفع مبلغ مساوي للخسارة أو المسؤولية أو المبالغ التي يحددها البنك و سيتكبدها أو تم تكبدها (بشكل مباشر أو غير مباشر) نتيجة الضريبة المتعلقة بمستندات التسهيل.

6.6 لا يجوز استخدام قيمة أي قيود لم تتم تسويتها والمستحقة لأي حساب في احتساب المبالغ المستحقة في إطار السقف أو السقف الفرعي المعمول به.

6.7 التزامات الدفع المنصوص عليها في مستندات التسهيل وأي اتفاقيات ذات صلة يكون مضاف إليها أي ضمان أو تعويض أو تأكيد أو رهن أو حجز أو سند أو رهن عقاري أو سند دين أو كفالة أو حق أو سلطة أو تعويض يحتفظ به البنك الآن أو لاحقاً أو يمنح له .

7 **استقلالية بنود الاتفاقية**

في حال كان أو أصبح في أي حال من الأحوال أي من نصوص مستندات التسهيل باطلا او مخالفا للقانون أو غير قابل للتنفيذ بأي وجه بموجب اى قانون واجب التطبيق، فان ذلك لن يؤثر أو يضعف قانونية أو صحة أو قابلية تنفيذ باقى النصوص ولا شرعية أو صحة أو نفاذ تلك النصوص بأي حال من الأحوال بموجب قانون أي دولة أخرى.

8 **المقاصة**

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

HSBC

8.1 بالإضافة إلى أي حق اجراء مقاصة قد يكون ممنوح للبنك بموجب القانون، يجوز للبنك القيام بمقاصة اى من الالتزامات المستحقة على العميل بموجب مستندات التسهيل مقابل أي التزام مستحق للبنك (أو أي عضو من أعضاء مجموعة إتش إس بي سي) للعميل (بما في ذلك أي أرصدة ائتمان على أي حسلب للعميل لدى أي عضو من أعضاء مجموعة إتش إس بي سي ، بما في ذلك أي حساب وديعة)، بغض النظر عن مكان الدفع الذي تم إجراء المعاملة من خلاله أو عملة أي التزام. في حال كانت الالتزامات بعملات مختلفة، يحق للبنك تحويل أي التزام بمعدل سعر الصرف السائد في السوق في إطار أعماله الاعتيادية لغرض المقاصة.

8.2 يوافق العميل ويؤكد بأنه يحق للبنك (أو أي عضو من أعضاء مجموعة إتش إس بي سي) استخدام كما يراه مناسباً أي وكافة الضمانات التي بحوزة البنك (أو أي عضو من أعضاء مجموعة إتش إس بي سي) نيابة عن العميل لممارسة حقوق البنك عملاً بالبند 8.1 أعلاه.

9 الضمانات

9.1 يكون تنفيذ العميل لكافة التزاماته (سواء التزاماته الفعلية أو الطارئة) بموجب مستندات التسهيل مضموناً من خلال الضمان الممنوح بموجب اتفاقيات الضمان ؛

9.2 يجب على العميل، بناء على طلب البنك، وضع أو الحفاظ على ودائع نقدية لدى البنك لتغطية أي التزامات طارئة أو غير مستحقة للبنك على العميل؛

9.3 على العميل، وعلى نفقته الخاصة، (وتفويض البنك للقيام بذلك على نفقة العميل)، ان يتخذ الإجراءات المناسبة وأن يوقع أو أن ينفذ أية مستندات يطلبها البنك في أي وقت قبل دفع وتسديد كافة الالتزامات المتعلقة بمستندات التسهيل وذلك من أجل:

1. إتمام الضمان المنشأ أو المطلوب انشاؤه وفقاً لاتفاقيات الضمان أو المثبت بموجبها (والتي قد تشمل تنفيذ الرهن أو نقل الملكية أو إحالة أو أية ضمانة أخرى على جميع أو أي من الأصول الأخرى، والتي تكون أو من المطلوب أن تكون كضمان ممنوح بموجب اتفاقية الضمان)، أو لممارسة البنك لأي من حقوقه أو صلاحياته أو سبل انتصافه بموجب مستندات التسهيل أو اتفاقيات الضمان أو بحكم القانون، وإذا كان الضمان موجودًا في الدولة، لإتمام هذا الضمان بموجب قوانين الدولة؛
2. منح البنك ضماناً على أي ممتلكات أو أصول للعميل تقع ضمن نطاق الدولة مساوية أو مشابهة للضمان المزمع منحه بموجب اتفاقيات الضمان ذات العلاقة؛ و
3. تسهيل عملية تحويل/تحقيق الأصول موضوع الضمان أو المزمع جعلها موضوع الضمان بموجب اتفاقية الضمان.

10 المراجعة

10.1 يكون كل تسهيل (بما في ذلك حد الائتمان أو الحد الفرعي المعمول بها) بخلاف تسهيلات القرض لأجل محددأو تسهيلات القرض المتجدد خاضع للمراجعة حسب تقدير البنك.

10.2 في حال أن قرر البنك نتيجة لعملية المراجعة إجراء تعديلات على مستندات التسهيل، يتم النصح حول تلك التعديلات بموجب وثيقة تعديل يقوم البنك بتزويد العميل بها (وعلى العميل تقديم أية مستندات أو أدلة مطلوبة).

10.3 في حال نصت وثيقة التعديل المشار اليها أعلاه في نص المادة 10.2 على أجور المراجعة، فإنه يتوجب على العميل دفع المبلغ المتعلق بأجور المراجعة عند الطلب حين إصدار وثيقة التعديل.

10.4 في حال لم يتمكن البنك والعميل من الاتفاق على وثيقة التعديل خلال (خمسة وعشرون) 25 يوم عمل من إرسال البنك لهذه التعديلات إلى العميل:

1. فإنه يحق للبنك إلغاء كافة أو بعض التسهيلات على أن تكون أية مبالغ مستحقة متعلقة بالتسهيلات التي يمسها هذا الالغاء واجبة الدفع على الفور ؛
2. يقوم العميل بتخصيص وديعة نقدية لصالح البنك بنفس الشروط وفي الحسابات التي يطلبها البنك لتغطية أية التزامات فعلية أو طارئة أو غير مستحقة للبنك والمتعلقة بأي تسهيل طارئ.

تكون حقوق البنك الممنوحة بموجب هذا البند10 هي إضافة لحقوقه الأخرى وليس للحد من حقوق البنك المترتبة عن البند 2.3 أعلاه.

11 تكلفة الرسوم والنفقات

11.1 يتوجب على العميل أن يدفع للبنك، فوراً وعند الطلب، كافة التكاليف والرسوم والنفقات التي يتكبدها البنك بشكل معقول فيما يتعلق بما يلي:

i. التفاوض وإعداد وتنفيذ مستندات التسهيل ؛ و
ii. أي تعديل أو تنازل عن أو موافقة فيما يتعلق بمستندات التسهيل.

11.2 يتوجب على العميل أن يدفع للبنك، فوراً وعند الطلب، كافة التكاليف والرسوم والنفقات التي يتكبدها البنك فيما يتعلق بمحافظة البنك على حقوقه وتنفيذها بموجب مستندات التسهيل وأية اتفاقية أو إجراءات قانونية يتم اتخاذها من البنك أو ضده نتيجة لتنفيذ أو حيازة الضمان بموجب اتفاقيات الضمان أو إنفاذ الحقوق، بما في ذلك على سبيل المثال لا الحصر، التكاليف القانونية (على اساس التعويض الكامل)، والضرائب ومصاريف البنك في كل ما يتعلق بمستندات التسهيل.

11.3 على العميل اعفاء البنك من المسؤولية وتعويضه عن أية أضرار أو خسائر أو أية مسؤولية أو التزام يتحمله البنك فيما يتعلق بالتسهيلات المقدمة من قبل البنك.

11.4 يتم إضافة أي مبلغ (باستثناء المبلغ الأساسي) مستحق على العميل للبنك بموجب مستندات التسهيل، الى المبلغ الاساسي المستحق بموجب مستندات التسهيل.

11.5 على العميل ان يدفع للبنك جميع الرسوم المشار إليها في مستندات التسهيل في المواعيد وبالمبلغ المشار اليهما في مستندات التسهيل.

11.6 يقر العميل ويوافق على أنه في حال تم تسديد قيمة التسهيل مبكراً (بشكل كلي أو جزئي) قبل التاريخ المحدد لسداد ذلك التسهيل، فإن للبنك الحق في الحصول على تكاليف تعويض الكسر للتحوط من الفائدة. وعلى العميل دفع كامل تكاليف تعويض الكسر للتحوط من الفائدة ذات العلاقة عند طلب البنك من العميل ذلك.

12 تعويض العملة وعملة التسهيل

12.1 في حال وجب تحويل أي مبلغ مستحق الدفع من قبل العميل للبنك، من ("العملة الأولى") في حال كان هذا المبلغ مستحق الدفع في عملة أخرى ("العملة الثانية") بغرض:

1) تقديم شكوى أو إثبات ضد العميل؛ أو
2) الحصول على أو إنفاذ أمر أو قرار قضائي يتعلق بإجراءات التحكيم أو المقاضاة، على العميل، وكالتزام مستقل، خلال ثلاثة أيام عمل وعند الطلب، أن يعوض البنك عن أية تكاليف أو خسائر أو أية مسؤولية تنتج عن عملية التحويل

12.2 في حال طلب العميل أي سحب للتسهيل بعملة بديلة، فإنه يحق للبنك، دون أن يكون ملزماً بذلك، بالموافقة على طلب العميل.

12.3 إذا تجاوز المبلغ المستحق بموجب أي تسهيل، نتيجة لتقلبات أسعار الصرف (كما يحسبها البنك بناءً على أسعار الصرف التي يحددها البنك وفقا لتقديره المنفرد والمطلق)، عند تحويله إلى ما يعادله بعملة التسهيل، الحد الإجمالي أو حد الائتمان أو أي حد فرعي، فيلتزم العميل بالقيام بما يلي:

1. أن يقوم على الفور بتسديد التسهيلات بالمبلغ اللازم لتخفيض المبالغ المستحقة بموجب التسهيل ذي الصلة بحيث تصبح تحت الحد او الحد الفرعي ذو الصلة، أو
2. في حال موافقة البنك ، يقوم العميل بتقديم ضمانة جديدة أو كفالة اضافية ضمن اتفاقية الضمان الموجودة بالشكل و المضمون الذي يقبله البنك خلال خمسة (5) أيام عمل من تجاوز الحد او الحد الفرعي ذو الصلة.

13 تغير الظروف

13.1 في حال أصبح غير قانوني أن يقوم البنك أو أي عضو من أعضاء مجموعة إتش إس بي سي بتنفيذ التزاماته على النحو المنصوص عليه في مستندات التسهيل أو أن يمول أو أن يصدر أو أن يحتفظ بأي سحوبات، فإنه سيتم على الفور إلغاء التسهيلات، وعلى العميل، فور طلب البنك منه ذلك أن يقوم بما يلي:

i. أن يسدد على الفور كافة المبالغ المستحقة الدفع بموجب مستندات التسهيل (بما في ذلك كافة الفائدة التراكمية)؛ و
ii. وضع ودائع مالية لدى البنك وفقاً للشروط وفي الحسابات التي يطلبها البنك لتغطية أي التزامات طارئة أو غير مستحقة على العميل للبنك فيما يتعلق بأي تسهيل طارئ.

13.2 إذا، نتيجة لما يلي:

1) فرض أي قانون أو نظام أو تغييره (أو تغيير في تأويله أو تطبيقه) بما فـي ذلك اللوائح التي تتعلق بمتطلبات كفاية رأس المال (سواء كان التفسير أو الادارة أو التطبيق من قبل حكومة أو جهة التنظيم أو البنك)، بما في ذلك :
   1. أي تغيير في التصنيف الائتماني للعميل (كيفما يتم تحديده)؛
   2. أي تغيير في التعامل مع أي عوامل تخفيف مخاطر الائتمان مطبقة فيما يتعلق بأغراض كفاية رأس المال، بما في ذلك، أي تغيير في أي قرض ليتلائم مع نسبة القيمة أو أي تغيير في أي قانون من شأنه التاثير على نفاذ أي ضمان مطبق أو أية ترتيبات تعاقدية؛
   3. أي تغيير اختياري من قبل البنك في الطريقة المتبعة والقياسية إلى طريقة أخرى تقوم على أساس التقييم الداخلي للمنظمة أو الانتقال من طريقة التقييم الاساسية الى الطريقة المتقدمة أو أي تغيير إلزامي يقوم به البنك لأي طريقة بناء على طلب جهة تنظيمية.
   4. أي تغيير اختياري يقوم به البنك في الطريقة المستخدمة في تطبيق طريقة التقييم الداخلي أو طريقة التقييم الداخلي المتقدمة أو أي تغيير الزامي يقوم به البنك لتلك الطريقة بناء على طلب جهة تنظيمية أو أي تغيير آخر في طريقة تقييم المخاطر الائتمانية للبنك ينتج عنه أي تعديل، أو
   5. أي تكلفة للمخاطر التشغيلية، أو.
2) الامتثال لأي قانون يصدر بعد تاريخ مستندات التسهيل، في حال وجود أي مما هو آت:
   1) تخفيض معدل الفائدة من أي تسهيل أو في رأسمال البنك أو الرأسمال الإجمالي لأي عضو في مجموعة إتش إس بي سي؛
   2) أي تكاليف إضافية أو زائدة على تقديم أو الاستمرار بتقديم أي تمويل للتسهيل؛ أو
   3) تخفيض أي مبلغ مستحق وواجب الدفع بموجب مستندات التسهيل،

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

HSBC

يتعين على العميل، عند الطلب، أن يدفع للبنك مبلغًا بحيث يتلقى البنك معدل العائد على هذا التسهيل الذي كان سيحصل عليه لولا حدوث أي مما سبق.

13.3 تعتبر أية مبالغ مستحقة للعميل بموجب البند 13.2 بأنها تعويض عن التكاليف ولا يتم التعامل معها على انها دفعة من الفائدة.

13.4 على البنك ان يقدم للعميل شهادة بأية تكاليف منصوص عليها بموجب البند 13.2 أعلاه وتعتبر هذه الشهادة دليل حاسم على مثل تلك التكاليف.

13.5 ليس في مستندات التسهيل ما يتطلب أو يعتبر أنه يتطلب أن يقوم البنك بالكشف عن المعلومات المتعلقة بالطريقة التي يستخدم فيها البنك رأسماله أو ما يتعلق بترتيبات شؤونه المالية الداخلية.

14 القوة القاهرة

لا يعتبر البنك مسؤولاً أمام العميل عن أية أضرار أو خسائر أو تكاليف أو مسؤولية قانونية يتكبدها أو يواجهها أي شخص سواء بشكل كلي أو جزئي نتيجة أي عمل من أي حكومة أو المؤسسات الحكومية أو أي حدث آخر خارج نطاق سيطرة البنك، بما في ذلك الاضرابات الصناعية والكوارث الطبيعية، وتلف المعدات أو تعطلها أو تعطل مزودات الطاقة، على أن يقوم البنك ببذل أقصى الجهود لإشعار عملائه بخصوص أي تأخيرات متوقعة من خلال وضع إخطارات واعلانات بهذا الخصوص في فروعه.

15 عدم التنازل

إن عدم قيام البنك أو تأخره في ممارسة أي من حقوقه أو سبل انتصافه بموجب مستندات التسهيل لا يعتبر تنازلاً من قبل البنك عن تلك الحقوق أو سبل الانتصاف. كما أن أي ممارسة بشكل انفرادي أو جزئي لهذه الحقوق لا يمنع البنك من ممارسة أي من حقوقه الأخرى. إن الحقوق وسبل الانتصاف المنصوص عليها في مستندات التسهيل هي حقوق تراكمية وليست حصرية لأي حق أو سبيل انتصاف منصوص عليه بحكم القانون.

16 المسؤولية المشتركة والفردية

16.1 في حال كان العميل أكثر من شخص واحد و ما لم يتم الإشارة إلى خلاف ذلك في مستندات التسهيل:

1. يكون كل شخص مسؤول منفرداً وبالاشتراك ويتم تفسير كل اتفاقية وتعهد على هذا الأساس؛ و
2. لا تتأثر أو تبرأ مسؤولية أي شخص منصوص عليها في هذه الأحكام تجاه البنك بأي طريقة بأي مما يلي:
   1) أي سبب لعدم صلاحية أو إمكانية إبطال أو عدم تنفيذ على أي شخص يكون طرف في مستندات التسهيل أو أي ضمانات يحصل عليها البنك فيما يتعلق بالالتزامات الخاصة بالعميل أو أي جزء منها.
   2) أي إعفاء يقوم به البنك أو إبراء أو أي عملية تغيير أو زيادة في المسؤوليات المبينة في هذه الشروط أو القيام بأية ترتيبات مع أي شخص آخر.

17 الانتفاع من هذه الاتفاقية

تكون اتفاقية التسهيل ملزمة وتضمن منافع ومصالح البنك والعميل وخلفائهم وورثتهم ومن ينوبون عنهم (حسب مقتضى الحال).

18 الإحالة

18.1 لا يحق للعميل إحالة أو نقل أي من حقوقه أو التزاماته بموجب مستندات التسهيل بدون موافقة خطية مسبقة من البنك.

18.2 للبنك أن يحيل وفي أي وقت أو ينقل أياً من حقوقه أو التزاماته بموجب اتفاقية التسهيل إلى:

1. أي بنك آخر أو مؤسسة مالية أخرى أو إلى وصي أو مؤسسة تمويل أو أية جهة أخرى منخرطة في أو تم إنشاؤها لغرض إعطاء أو شراء أو استثمار القروض أو الأوراق المالية أو أية أصول مالية أخرى؛ أو
2. خلفه بعد عملية دمج وتوحيد أو التخلص من أسهمه الرأسمالية أو الأصول أو الأعمال التي تتعلق بها مستندات التسهيل تلك؛
3. أي عضو من أعضاءمجموعة إتش إس بي سي ؛ أو
4. أي شخص آخر، بموافقة العميل المسبقة (ويعتبر العميل كما لو كان قد وافق صراحة إذا لم يقدم أي إعتراض صريح خلال (خمسة) 5 أيام عمل من تاريخ طلب البنك) .

19 فترات التقادم

لا تبدأ أي فترات تقادم لالتزام فيما يتعلق بأي حقوق ناشئة عن مستندات التسهيل أو أية اتفاقيات متعلقة بها لصالح العميل حتى يقوم البنك بتقديم طلب خطي للعميل، واذا تم تقديم أكثر من طلب واحد فتبدأ فترة الطلب من تاريخ تقديم كل طلب وبحدود كل طلب.

20 الاتصالات

20.1 يحق للبنك أن يعتمد على أي تعليمات أو مراسلات أو اتصالات أخرى، والتي يعتقد بشكل معقول بأنها صادرة من شخص مفوض بالتوقيع و/أو مخول لتمثيل العميل، ويوافق العميل على تعويض البنك عند الطلب عن أي أضرار أو خسائر أو تكاليف أو مسؤولية يتكبدها أي شخص والناشئة عن أو فيما يتعلق بتصرف البنك بالاعتماد على أي من هذه التعليمات أو الاتصالات.

20.2 تتم كافة الاتصالات بموجب أو فيما يتعلق بمستندات التسهيل خطياً والتي من الممكن أن تكون عن طريق البريد الالكتروني وذلك ما لم يتم الإشارة على غير ذلك، بواسطة الخطابات أو رسائل السويفت.

20.3 يكون العنوان وعنوان السويفت (والقسم أو الموظف، إن وجد، الذي يتم البلاغ إليه) لأي اتصال أو أي وثيقة يتم تسليمها أو بموجب أو فيما يتصل بمستندات التسهيل هو المحدد فيما يخص كل من البنك والعميل في خطاب عرض التسهيل أو أي عنوان بديل أو عنوان السويفت أو إدارة أو موظف وعلى البنك أو العميل أن يخطر الآخر من خلال إشعار مسبق بما لا يقل عن 5 أيام عمل.

20.4 يعتبر أي اتصال أو وثيقة يقوم البنك بإرسالها أو تسليمها إلى العميل بأنه قد تم تسليمها في كل من الحالات التالية:

1. في حال تم الاتصال بواسطة رسالة السويفت، عند ارساله ؛
2. في حالة أي اتصال يتم عن طريق البريد الإلكتروني، عند استلامه؛
3. في حال تم الاتصال بواسطة رسالة يتم تسليمها باليد أو تركها في عنوان العميل؛ و
4. في حال تم أي اتصال عن طريق خطاب وتم تسليمه ببريد الدرجة الأولى خلال خمسة (5) أيام عمل بعد ايداعها في بريد الدرجة الأولى، في مغلف موجه إلى عنوان العميل.

20.5 يعتبر أي اتصال أو وثيقة قدمت أو تم تسليمها من قبل العميل للبنك أنه قد تم تسليمها عند استلامها بشكل فعلي من قبل الدائرة المعنية أو من قبل مسؤول البنك.

21 التعديلات والإنهاء

21.1 مع مراعاة البند 21.2 و 21.3 أدناه وباستثناء ما يسمح به أي شرط آخر في مستندات التسهيل، لا يجوز تعديل أو ألغاء أي شرط في مستندات التسهيل بدون موافقة خطية مسبقة من كل من البنك والعميل.

21.2 وافق وأقر العميل بأنه يجوز للبنك تعديل هذه الشروط والأحكام طالما تم إخطار العميل بأي تعديلات وفقاً للبند 10 (*المراجعة*) من هذه الشروط والأحكام.

21.3 يجوز للبنك منفرداً تعديل أو الغاء أي من نصوص مستندات التسهيل إلى الحد الذي يكون فيه ذلك التعديل أو الالغاء مطلوب بموجب القانون المعمول به أو أي لائحة أو توجيهات من هيئة معنية. يجب على البنك إخطار العميل بأي تغيير من هذا القبيل في أقرب وقت ممكن عملياً.

21.4 يقر العميل والبنك بانه مالم ينص على خلاف ذلك في مستند التسهيل وذلك فيما يتعلق بتسهيل أو أكثر، يحق للبنك الغاء التسهيل و/أو مستندات التسهيل (او اى جزء منها) بدون الحاجة الى الحصول على حكم او امر قضائى. كما يقر العميل صراحة بالتنازل عن حقة فى الحصول على اخطار من البنك فى حالة الانهاء او الالغاء بموجب هذه الأحكام والشروط.

22 تدقيق كشوفات الحساب

22.1 خلال أية إجراءات تقاضي أو تحكيم ناشئة عن أو فيما يتعلق بمستندات التسهيل أو أي تسهيلات بموجبها، تكون المعاملات التي تتم على الحسابات دليلاً ظاهراً على المسائل التي تتعلق بها.

22.2 تعتبر أي شهادة أو اشعار من قبل البنك عن سعر أو مبلغ بموجب مستندات التسهيل أو أي تسهيلات بموجبها، في غياب خطأ واضح، دليلاً قاطعاً على المسائل التي تتعلق بها.

22.3 تستحق أي عوائد أو عمولة أو رسوم مستحقة بموجب مستندات التسهيل أو أي تسهيلات بموجبها من يوم إلى يوم، وتحسب على أساس العدد الفعلي للأيام المنقضية وعلى أساس أن السنة 360 يوماً.

23 المصالح الجوهرية

23.1 يقر العميل ويوافق على ما يلي:

i. أن البنك هو جزء وعضو من أعضاء مجموعة إتش إس بي سي ويعمل من خلال بنوك ومؤسسات مالية متواجدة في أنحاء مختلفة من العالم، وتقوم أطراف مختلفة منها بإجراء العديد من أنشطة الخدمات المالية والمصرفية والأوراق المالية وغيرها من الأنشطة المختلفة، سواء بصفة أصيل أو للعملاء من خارج مجموعة إتش إس بي سي ؛

ii. أنه قد يكون للأطراف أو الأعضاء الآخرين في مجموعة إتش إس بي سي أو أي من الأقسام أو المجموعات الأخرى داخل البنك ومجموعة إتش إس بي سي مصلحة أو مسؤوليات تتعارض مع مصالح العملاء والتي قد تتعارض مع المسؤوليات الواجبة على البنك تجاه العميل؛

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae

iii. إن موافقة البنك على تقديم تسهيلات أو خدمات للعميل لا يتطلب من أي عضو آخر من أعضاء مجموعة إتش إس بي سي أو أي أقسام أو فرق أخرى داخل البنك و/أو مجموعة إتش إس بي سي تقييد أنشطتها بأي شكل من الأشكال ولا تزويد العملاء أو البنك أو القسم أو الفريق الذي يقدم المشورة للعميل بأي نوع من معلومات أو المتأتي من تلك الأنشطة، وفي جميع الحالات، فإنه لا ينشئ أي التزام لتقديم المشورة إلى العملاء عن أي تضارب في المصالح الموجودة أو التي قد تنشأ؛

iv. في الأعمال الخاصة بخدمة العملاء، فإن البنك يعتبر غير ملزم بالكشف إلى العملاء، أو الإستخدام لصالح العميل عن أية معلومات معروفة لدى البنك أو أي فرد يعمل نيابة عن البنك والتي (أ) تنتمي إلى أو تعتبر معلومات سرية خاصة بعميل آخر أو (ب) تنتمي إلى أو تعتبر معلومات سرية خاصة بأي من أعضاء مجموعة إتش إس بي سي أو (ج) تنتمي إلى أو تعتبر معلومات سرية للبنك وتتعلق بجزء آخر من أعمال البنك؛

v. على الرغم من أن بعض مديري وموظفي مجموعة إتش إس بي سي هم أعضاء في مجلس إدارة البنك و/ أو مشاركين في هيكل إدارة البنك أو ضوابط الحيطة، فإنهم يكونون ملزمين بالحفاظ على السرية وألا يفشون للبنك أي معلومات سرية مستمدة من أنشطتهم الأخرى في مجموعة إتش إس بي سي ؛ و

vi. ما لم تنص القوانين ذات الصلة على خلاف ذلك، يحتفظ البنك بحقه في التعامل مع أو بطريقة أخرى الاستعانة بخدمات مجموعة إتش إس بي سي ، ويبقى للبنك (والأعضاء الآخرين في مجموعة إتش إس بي سي)، دون أدنى مسؤولية، الحق في الاحتفاظ بأي منفعة ناتجة عن الانخراط في أو تقديم خدمات من أي نوع.

23.2 لا يوجد في مستندات التسهيل ما يشكل التزاماً على البنك بالتصرف أو القيام بأي خطوات في أي ظروف يترتب عليها خطر أو إضرار بمصالح العميل.

24 نشاط إدارة مخاطر الجرائم الإقتصادية

24.1 يتطلب من البنك أو أي عضو من أعضاء مجموعة إتش إس بي سي اتخاذ أي إجراء يرونه مناسباً حسب تقديرهم الوحيد والمطلق تلبيةً لإلتزامات الإمتثال المتعلقة بالبحث والتحري والوقاية من الجرائم المالية (نشاط إدارة مخاطر الجرائم المالية).

24.2 ويمكن أن تشمل مثل هذه الإجراءات، ولكن لا تقتصر على:

أ. فحص و اعتراض والتحقيق في أي تعليمات، نقل المعلومات، طلب السحب، طلب خدمات، أو أي مدفوعات مرسلة للعميل أو من العميل و نيابة عنه؛

ب. التحقيق في مصدر أو مستلم الأموال؛

ت. الجمع بين معلومات العملاء مع المعلومات الأخرى ذات صلة في حوزة مجموعة إتش إس بي سي ؛ و/أو

ث. القيام بالمزيد من الإستفسارات عن حالة هذا الشخص أو المؤسسة، سواء كانت تخضع لعقوبات وتأكيد هوية العميل و مكانته.

24.3 إلى الحد الذي يسمح به القانون، البنك أو أي عضو من أعضاء مجموعة بنك إتش إس بي سي الشرق الأوسط المحدود سوف يكونون غير مسؤولين تجاه العميل أو أي طرف آخر فيما يتعلق بأي خسارة يتكبدها بسبب التأخير أو منع أو رفض القيام بتحويل المدفوعات أو غير ذلك نتيجة لنشاط إدارة مخاطر الجرائم المالية.

24.4 يجوز للبنك، ويوافق العميل صراحة ويفوضه بما يلي:

(1) التحقيق و الاستفسار لدى اى بنك اخر او مؤسسه مالية او مكاتب المراجع الائتمانية في الدوله للتاكد من صحة اى من البيانات المقدمة من قبل العميل، كما يقر العميل بان نتائج تلك التحقيقات قد تؤثر على نتيجة العميل لدى مكاتب المراجع الائتمانية وفقا للشروط و الاحكام المعمول بها لدى تلك المكاتب؛

(2) الحصول على اى معلومات من قبل اى بنك اخر او مؤسسه مالية او مكاتب المراجع الائتمانية عند اجراء تقييم للعميل فى اى وقت أثناء وجود حساب مقدم الطلب؛

(3) الإفصاح عن اى معلومات لاى من مكاتب المراجع الائتمانية عن المعلومات المتعلقة بحساب مقدم الطلب الموجود لدى البنك.

25 السرية

25.1 لا يجوز للعميل إفشاء مستندات التسهيل أومحتواها لأي شخص (باستثناء البنك والمستشارين القانونيين و/ أو الماليين للعميل لأغراض التمويل المقترح) إلا في حال الحصول على موافقة خطية مسبقة من البنك، أو إضطرار العميل لذلك بحكم القانون. على أنه في حال توجب على العميل الافصاح بموجب القانون فانه لا يتوجب على العميل أخذ موافقة البنك الخطية المسبقة شريطة أن يقوم العميل ضمن الحدود المسموح بها قانوناً أن (1) يبلغ البنك قبل أي إفصاح لتتسنى الفرصة للبنك بأن يعترض على الإفصاح و (2) وأن يؤخذ بعين الإعتبار متطلبات البنك المقرض من نماذج مقترحة و التوقيت و حدود الإفصاح المطلوب.

25.2 يسمح العميل بتبادل أي معلومات تتعلق به والإفصاح عنها ونقلها بين فروع البنك والشركات التابعة له والشركات التابعة له ووكلائه والأطراف الثالثة التي يختارها البنك (كل منها "**طرف إفصاح**" ويطلق عليها مجتمعة "**أطراف الإفصاح**")، أينما كانت، على أساس سري لتنفيذ مستندات التسهيل وغيرها من الأغراض المتعلقة بمتطلبات البنك التشغيلية والتجارية (بما في ذلك معالجة البيانات, والتحليل الإحصائي وتحليل المخاطر) ويقر كذلك بأنه يحق للبنك وأطراف الافصاح عن أي من هذه المعلومات إذا طُلب منه ذلك بموجب أي قانون أو لائحة أو محكمة أو إجراء قانوني أو بناء على طلب أي سلطة أو هيئة حكومية أو تنظيمية أو ضريبية أو غيرها من السلطات أو الهيئات التي يتعين على البنك أو طرف الإفصاح التصرف بموجبها (بما في ذلك ما تقتضيه الجهات التنظيمية التي تفرض الإبلاغ عن المعاملات والمعلومات المماثلة). ولا تنشأ أي مسؤولية تجاه البنك عن نقل مثل هذه المعلومات سواء كان ذلك بسبب أي خطأ أو إغفال أو تأخير أو أي أمر آخر يتعلق بها أياً كان.

25.3 يتعهد العميل بأن لديه السلطة لتقديم البيانات الشخصية إلى البنك وأن أي بيانات شخصية مقدمة إلى البنك قد تمت معالجتها وفقًا للقانون واللوائح المعمول بها.

25.4 ودرءاً للشك، فإن الأحكام السابقة تضاف إلى ولا تخل (ولا يجوز أن تتأثر) بأي اتفاقية أخرى بين البنك والعميل فيما يتعلق بالإفصاح عن المعلومات.

26 القانون المطبق والاختصاص القضائي

26.1 تخضع هذه الشروط والأحكام وخطاب عرض التسهيل ويتم تفسيرها وفقًا لقوانين إمارة دبي والقوانين الإتحادية لدولة الامارات العربية المتحدة كما هو معمول بها في إمارة دبي.

26.2 يكون لمحاكم إمارة دبي(ما عدا محاكم مركز دبي المالي العالمي) الاختصاص القضائي الحصري للفصل في أي نزاع .يوافق العميل بأن محاكم إمارة دبي هي المحاكم الأنسب والأكثر ملائمة للفصل في أي نزاع ولا يجوز له الإحتجاج بخلاف ذلك.

26.3 بالرغم مما تقدم، ولمنفعة البنك الحصرية فقط يوافق العميل ويؤكد بأنه يحق للبنك اتخاذ إجراءات فيما يتصل بأي نزاع أمام أي محاكم أخرى ضمن الاختصاصات القضائية وإلى الحد الذي يسمح به القانون، كما أن للبنك الحق في اتخاذ إجراءات متزامنة في أكثر من دولة وفي آنٍ واحد.

26.4 في حال وجود أي تعارض بين نصوص هذه الشروط والأحكام بكل من اللغة الإنجليزية واللغة العربية (وفي حال تم ترجمة هذه الشروط والأحكام في أي لغة أخرى لأي سبب من الأسباب) فإن النسخة الصادرة عن البنك باللغة العربية هي التي تسود وتطبق.

27 الاتفاقية الكاملة

تشكل هذه الشروط والأحكام كامل الاتفاق والتفاهم بين العميل والبنك فيما يتعلق بموضوعها. يقر العميل بأنه عند الدخول في مستندات التسهيل وأي تسهيلات بموجبها، فإنه لم يعتمد على أي إقرار أو ضمان شفهي أو كتابي أو أي ضمانات أخرى من البنك (باستثناء ما هو منصوص عليه أو مشار إليه في هذه الشروط والأحكام) ويتنازل عن جميع الحقوق والتعويضات التي قد تكون متاحة له فيما يتعلق بذلك، باستثناء أنه لا يوجد في هذه الشروط والأحكام ما يحد أو يستثني أي مسؤولية عن الاحتيال.

HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

بنك إتش إس بي سي الشرق الأوسط المحدود
برج الإتش إس بي سي،
وسط مدينة دبي، ص.ب:66، دبي، الإمارات العربية المتحدة
هاتف: ٣٥١٦٨ ٤٤٢ ٩٧١+
الموقع الإلكتروني: www.hsbc.ae